U.S. GLOBAL ACCOLADE FUNDS

ANNUAL REPORT

OCTOBER 31, 1998

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS .......................   1
FUND MANAGERS' PERSPECTIVES ..................   5
PORTFOLIOS OF INVESTMENTS ....................  20
STATEMENTS OF ASSETS AND LIABILITIES .........  38
STATEMENTS OF OPERATIONS .....................  40
STATEMENTS OF CHANGES IN NET ASSETS ..........  42
NOTES TO FINANCIAL STATEMENTS ................  46
FINANCIAL HIGHLIGHTS .........................  51
REPORT OF INDEPENDENT ACCOUNTANTS ............  55

[Graphic:  US GLOBAL INVESTORS LOGO]

US GLOBAL INVESTORS

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1-800-US-FUNDS
Fax 210-308-1217
www.us-global.com

U.S. GLOBAL ACCOLADE FUNDS

Dear Shareholder                        [Graphic:  PICTURE OF FRANK HOLMES, CEO]

What a difference a year makes! At the beginning of the year, the economic outlook was rosy both here and abroad. The global economy - particularly that of the United States - was positively booming, and industry pundits were pre-dicting continued growth and prosperity all the way to the next millennium.

Just a few months later, the entire picture changed....

Capital markets, domestic and overseas, have been rocked by turbulence, in many cases reaching historical highs and lows within months of each other. On the whole, however, the trend has been a decidedly negative one, especially for emerging markets.

For those familiar with the presidential election market cycle theory, this should come as no surprise. This hypothesis holds that the economy fluctuates in fair-ly regular patterns over the course of each presidential term. The first two years after an election tend to be weak, while years three (pre-election) and four (elec-tion) offer strong returns for the stock market. In the past 50 years, market movements from high to low to high again have run almost uniformly in four-year patterns, and next year looks great based on this cycle.

The proof of this theory may be found in the lingering effect of last year's "Asian Flu" which led to the near collapse of several economies, including those of Indonesia, Korea, Malaysia and Thailand. The devastation to these countries' financial infrastructures has been enormous: The International Monetary Fund
(IMF) estimates that Japan's economy will contract by 2.5% this year, Korea's by 7.0%, and those of Indonesia, Malaysia, Singapore and Thailand even more so.

This economic virus has continued its inexorable spread and now threatens the Latin American and European markets, as evidenced by the recent IMF bail-out of Brazil, to the tune of $41.5 billion (as compared to the $50 billion aid pack-age to Mexico three years ago). This summer's financial turmoil in Russia caused more economic and psychological pain in three short months than did 30 years of Cold War hostilities and deprivations. Again, we see the lessons of his-tory repeated: Macroeconomic financial cycles continue unabated, only the names of the countries or regions change.

U.S. GLOBAL ACCOLADE FUNDS

As with all funds that allocate a significant portion of their holdings to foreign investments or that have been impacted by capital market swings, our Accolade Funds -- the Bonnel Growth Fund, the MegaTrends Fund, the Global Blue Chip Fund, and the Regent Eastern European Fund -- were in varying degrees subjected to the unpredictability and liquidity concerns of the markets.

For the Regent Eastern European Fund, market responses in the Czech Republic, Hungary and Poland were exaggerated because of the economic tur-moil in Russia. However, the fund had only limited exposure to the Russian market itself, and management remains optimistic about potential future returns from the other Eastern European countries in which it is invested.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


              BONNEL GROWTH FUND          RUSSELL 200

DATE               VALUE                      VALUE
10/14/1994       $10,000.00
10/31/1994       $10,010.00                 $10,000.00
11/30/1994       $10,030.00                 $9,596.13
12/30/1994       $10,090.00                 $9,853.95
1/31/1995        $9,859.31                  $9,729.63
2/28/1995        $10,491.19                 $10,134.37
3/31/1995        $10,942.53                 $10,308.90
4/28/1995        $11,423.97                 $10,538.13
5/31/1995        $11,594.47                 $10,719.32
6/30/1995        $12,677.69                 $11,275.40
7/31/1995        $14,121.99                 $11,924.92
8/31/1995        $14,252.38                 $12,171.61
9/29/1995        $14,874.22                 $12,388.94
10/31/1995       $14,523.18                 $11,834.87
11/30/1995       $14,804.02                 $12,332.07
12/29/1995       $14,653.02                 $12,657.48
1/31/1996        $14,442.94                 $12,643.92
2/29/1996        $15,031.16                 $13,037.96
3/29/1996        $15,734.93                 $13,303.36
4/30/1996        $17,604.63                 $14,014.67
5/31/1996        $19,085.69                 $14,566.99
6/28/1996        $17,552.11                 $13,968.83
7/31/1996        $15,734.93                 $12,748.71
8/30/1996        $16,564.74                 $13,488.93
9/30/1996        $18,014.29                 $14,016.09
10/31/1996       $17,909.25                 $13,800.07
11/29/1996       $18,746.40                 $14,368.68
12/31/1996       $18,746.40                 $14,745.24
1/31/1997        $18,884.24                 $15,039.92
2/28/1997        $17,219.54                 $14,675.25
3/31/1997        $16,318.27                 $13,982.80
4/30/1997        $16,593.95                 $14,021.76
5/30/1997        $18,385.89                 $15,581.68
6/30/1997        $19,552.24                 $16,249.48
7/31/1997        $21,386.58                 $17,005.59
8/29/1997        $21,715.28                 $17,394.67
9/30/1997        $23,178.52                 $18,667.89
10/31/1997       $20,867.03                 $17,847.80
11/28/1997       $20,873.45                 $17,732.37
12/31/1997       $20,680.06                 $18,042.73
1/30/1998        $20,821.88                 $17,757.99
2/27/1998        $22,381.91                 $19,071.07
3/31/1998        $23,323.09                 $19,857.61
4/30/1998        $23,556.23                 $19,967.49
5/29/1998        $22,295.22                 $18,892.09
6/30/1998        $23,894.24                 $18,931.84
7/31/1998        $23,218.23                 $17,399.24
8/31/1998        $19,708.19                 $14,020.66
9/30/1998        $21,216.21                 $15,117.88


-8.47% AND 20.89% ARE THE FUND'S AVERAGE TOTAL RETURNS FOR THE 1-YEAR AND SINCE INCEPTION (10/17/94) PERIODS ENDED 9/30/98, RESPECTIVELY. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX THAT CONSISTS OF 2,000 SMALL- AND MID-CAP, PUBLICLY TRADED COMPANIES.


In times like these, liquidity often drives investor sentiment. Accordingly, there has been the usual pronounced shift away from small-cap towards large-cap stocks, but this time there is evidence of increased investor atten-tion to the mid-cap market as well. As the above chart illustrates, this inter-est is justified.

With recent low performance growth and declining P/E ratios for the S&P 500, the logical step is to look for the best-performing sector: mid-caps, which have outpaced their larger-cap brethren in recent years. For four years running, total returns for the Bonnel Growth Fund, which specializes in small- and mid-cap growth stocks, have outperformed the Russell 2000 Index, a standard benchmark for this market.

U.S. GLOBAL ACCOLADE FUNDS

Regarding the other Accolade Funds, in October we brought the management of the Adrian Day Global Opportunity Fund in-house, in the process renaming it the Global Blue Chip Fund. Our management team has implemented a top-down macro theme approach complemented by a bottom-up stock-selection strategy. This system was designed to address market volatility and select stocks that have strong growth potential and are undervalued relative to their peer groups. We believe this strategy, combined with a focused buy/sell discipline, should deliver superior fund performance when compared to other global blue chip funds.

In keeping with investor concerns, the MegaTrends Fund, managed by noted newsletter editor Dr. Stephen Leeb, offers a conservative, balanced approach to equity investing, and currently maintains its largest holdings in such well-regarded stocks as Berkshire-Hathaway and Microsoft.

To maintain your portfolio for maximum returns, we suggest you give extra weight to diversifying through asset allocation in accordance with your invest-ment expectations and avoid overweighting in highly volatile sectors. We also urge a cautious approach to emerging markets, with a single-digit weighting here, as well as in the natural resources sector. A good basis for a well-diversi-fied portfolio is usually no more than 5% in gold and between 5%-10% in emerging markets and global resources.

In the pages that follow, you'll find a fund-by-fund analysis of the factors that have impacted your investment's performance. You will also find reports on portfolio holdings, information on fund diversification and financial activities.

You can stay in touch with your investments by calling Portfolio Direct and lis-tening to the insights of your fund manager. These recordings are updated every month. And our Investor Alert gives you our weekly interpretation of the week's happenings in the marketplace. These two services are available 24 hours a day on our toll-free number, 1-800-US-FUNDS.

Keep in mind that the markets are unpredictable, so don't try to outguess them. Instead, invest often and regularly, without regard to short-term market fluctu-ations. For added discipline and easier investing, sign up for our ABC Investment Plan (R), our personalized investing service designed to fit your needs, budget, goals and schedule.

U.S. GLOBAL ACCOLADE FUNDS

If you have any questions or would like information on other investment opportunities with U.S. Global Investors, please call an investor representative at 1-800-US-FUNDS or visit our website at www.us-global.com. We look forward to hearing from you.

Sincerely,

/s/FRANK E. HOLMES

Frank E. Holmes
Chairman & CEO

P.S. Don't forget U.S. Global Investors offers 15 no-load mutual funds, cov-ering everything from investing in China to blue chip stocks. And our money market funds offer free, unlimited checkwriting and competitive yields.

      THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. FOR MORE INFOR-MATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-US-FUNDS. PLEASE READ THE PROSPEC-TUS CAREFULLY BEFORE INVESTING. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AN INVESTMENT IN THE MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. FOREIGN AND EMERGING MARKET INVEST-ING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION, LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS.

BONNEL GROWTH FUND

FUND MANAGER'S PERSPECTIVE

A Message from Art Bonnel

INTRODUCTION

The Bonnel Growth Fund is now starting its fifth year. As before, the fund con-tinues to focus on small-cap growth issues in three major sectors with high growth potential: healthcare, technology, and retailing. The fund's objective is long-term capital appreciation.


                                <chart to come>

PERFORMANCE

The stock market has had some dramatic swings these past twelve months. On a value and growth comparative basis, the Russell 2000 stocks were, and still are, more attrac-tive than the S&P 500 large-cap stocks. Over the past year, the fund had an over-weighting of technology stocks which contributed to the fund outperforming the Russell 2000 Index.

BONNEL GROWTH FUND

THE YEAR IN REVIEW - THE BIG PICTURE
ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

It is interesting to review the major news items which occurred over the past twelve months. Yamaichi Securities of Japan failed, Russian President Boris Yeltsin fired his entire cabinet, Citicorp and Travelers agreed to merge, India exploded a nuclear device, GM went on strike, the Japanese Prime Minister Hashimoto resigned, the IMF approved an emergency package for Russia, there was a shooting in the U.S. Capitol, the U.S. Embassy was bombed in Africa, Russia's currency was devalued, Clinton testified before a grand jury, the U.S. attacked terrorist bases, Long-Term Capital Management was rescued, Japan took major steps to reform its banking system, and then there was the reduction of interest rates by the Federal Reserve. With all of this, the stock market is still alive and well and there have been some market trading days in excess of a billion shares.

In light of all this negative news, we did well in managing the portfolio by focusing on companies with good earnings growth even though market senti-ment shifted toward large-cap stocks.

INVESTMENT HIGHLIGHTS

The fund has attempted to maintain diversity while looking for quality growth issues. We used a set investment approach which has given investors good solid long-term results.

This has been an interesting year as many companies saw the value of their shares drop by over fifty percent in a short period of time. For example, in early October 1998, one of our larger holdings, Cisco Systems dropped to $42 per share. By the end of the month, the share price had increased to just over $63. Another holding that experienced market volatility was AVT Corporation. At the end of September 1998, the stock was over $23 per share. In early October, the price fell below $11. By the end of October, the stock price had rebounded to $22.

As we approach 1999, this may provide us the opportunity to purchase some great bargains. We will continue to search out what we consider good quality growth issues for the fund.

BONNEL GROWTH FUND

CURRENT OUTLOOK

At the end of October, the leading economic indicators were stable. Inflation remains under control. This is very positive for the economy and it should help corporate profits as we go into 1999. The Federal Reserve Board is being very accommodating in order to stabilize both the U.S. economy and the rest of the world. The situation in Asia appears to be improving. This may just be the result of advances in both technology and healthcare. These two industries are in great demand and will continue to be so as the human race strives to better itself. But do not be surprised to see acrimonious and heartwarming news items which will confuse the novice investor.

As was noted in the recent issues of the SHAREHOLDER REPORT, the economic fluctuations we've seen over the past year are classic examples of the presidential election market cycle theory. Based on historical cycles, we expect to see strong returns for the stock market for the next year. We will continue to focus on small-cap growth issues.

BONNEL GROWTH FUND

TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

WAL-MART STORES, INC                             3.14%
   RETAIL
------------------------------------------------------
CISCO SYSTEMS, INC                               3.08%
   COMPUTERS & DATA PROCESSING
------------------------------------------------------
XEROX                                            2.76%
   PHOTOGRAPHIC EQUIPMENT
------------------------------------------------------
WARNER-LAMBERT CO                                2.68%
   PHARMACEUTICALS
------------------------------------------------------
CITRIX SYSTEMS, INC                              2.66%
   COMPUTER SOFTWARE
------------------------------------------------------
SUN MICROSYSTEMS, INC                            2.65%
   COMPUTERS & DATA PROCESSING
------------------------------------------------------
BIOGEN, INC                                      2.37%
   HEALTHCARE EQUIPMENT & SERVICES
------------------------------------------------------
SCHERING-PLOUGH CORP                             2.34%
   PHARMACEUTICALS
------------------------------------------------------
LEXMARK INTERNATIONAL GROUP                      2.23%
   COMPUTERS & DATA PROCESSING
------------------------------------------------------
CHARLES SCHWAB CORP                              2.18%
   FINANCIAL SERVICES
------------------------------------------------------
OTHER                                           73.91%


TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS

COMPUTERS & DATA PROCESSING                     17.55%
HEALTHCARE EQUIPMENT & SERVICES                 14.18%
COMPUTER SOFTWARE                               11.97%
PHARMACEUTICALS                                 10.36%
ELECTRONICS & COMPONENTS                         9.15%

MEGATRENDS FUND

FUND MANAGER'S PERSPECTIVE

A Message from Dr. Stephen Leeb

INTRODUCTION

The fund's portfolio primarily holds equity investments in order to maximize growth potential, while having the flexibility to shift assets into bonds and money market securities when we believe they offer better performance and a higher level of safety than stocks.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


              MEGATRENDS FUND       S&P 500        LIPPER FLEX PORT FD INDEX

DATE               VALUE             VALUE                  VALUE
10/21/1991       $10,000.00
10/31/1991       $9,990.00        $10,000.00              $10,000.00
11/29/1991       $9,880.00        $9,598.18               $9,784.60
12/31/1991       $10,423.30       $10,694.03              $10,624.72
1/31/1992        $10,373.14       $10,494.99              $10,567.45
2/28/1992        $10,503.56       $10,630.85              $10,683.28
3/31/1992        $10,413.27       $10,424.34              $10,455.52
4/30/1992        $10,503.56       $10,730.08              $10,478.30
5/29/1992        $10,533.65       $10,782.55              $10,605.84
6/30/1992        $10,550.31       $10,622.19              $10,495.22
7/31/1992        $10,723.43       $11,055.78              $10,809.53
8/31/1992        $10,703.06       $10,829.93              $10,704.76
9/30/1992        $10,845.63       $10,957.24              $10,831.00
10/28/1992       $10,947.47       $10,994.84              $10,831.65
11/30/1992       $11,039.12       $11,368.19              $11,070.48
12/31/1992       $11,071.08       $11,507.66              $11,226.65
1/29/1993        $11,122.43       $11,603.77              $11,414.72
2/26/1993        $11,142.97       $11,761.86              $11,442.05
3/31/1993        $11,214.86       $12,009.87              $11,682.83
4/30/1993        $11,112.16       $11,719.59              $11,563.09
5/28/1993        $11,204.59       $12,032.32              $11,797.36
6/30/1993        $11,266.21       $12,067.43              $11,887.81
7/30/1993        $11,266.21       $12,018.85              $11,932.71
8/31/1993        $11,390.93       $12,473.87              $12,338.78
9/30/1993        $11,401.33       $12,378.21              $12,384.98
10/29/1993       $11,370.15       $12,634.10              $12,564.59
11/30/1993       $11,266.21       $12,513.68              $12,390.84
12/31/1993       $11,388.75       $12,664.97              $12,655.69
1/31/1994        $11,675.33       $13,095.13              $13,000.59
2/28/1994        $11,473.66       $12,740.03              $12,716.21
3/31/1994        $11,378.14       $12,185.66              $12,206.68
4/29/1994        $11,208.31       $12,341.78              $12,254.83
5/31/1994        $11,325.07       $12,543.53              $12,297.78
6/30/1994        $11,096.87       $12,236.58              $12,039.44
7/29/1994        $11,183.14       $12,638.10              $12,325.76
8/31/1994        $11,323.33       $13,155.06              $12,675.21
9/30/1994        $11,215.49       $12,833.63              $12,454.61
10/31/1994       $11,247.85       $13,121.54              $12,544.41
11/30/1994       $10,902.75       $12,644.26              $12,243.12
12/30/1994       $11,037.55       $12,831.58              $12,317.30
1/31/1995        $11,114.51       $13,164.11              $12,414.26
2/28/1995        $11,444.32       $13,676.63              $12,775.43
3/31/1995        $11,631.21       $14,079.56              $13,045.49
4/28/1995        $11,895.05       $14,493.84              $13,290.17
5/31/1995        $12,279.83       $15,072.26              $13,712.50
6/30/1995        $12,450.23       $15,421.73              $13,994.27
7/31/1995        $12,583.98       $15,932.92              $14,358.04
8/31/1995        $12,617.42       $15,972.69              $14,479.73
9/29/1995        $12,751.18       $16,646.39              $14,744.58
10/31/1995       $12,795.76       $16,586.92              $14,635.91
11/30/1995       $13,263.90       $17,314.23              $15,063.45
12/29/1995       $13,710.52       $17,647.75              $15,223.53
1/31/1996        $13,939.22       $18,247.70              $15,518.32
2/29/1996        $13,984.96       $18,417.46              $15,599.01
3/29/1996        $13,973.53       $18,594.78              $15,709.64
4/30/1996        $14,293.71       $18,868.67              $15,945.86
5/31/1996        $14,568.15       $19,354.46              $16,148.24
6/28/1996        $14,579.35       $19,428.25              $16,123.51
7/31/1996        $13,764.36       $18,570.38              $15,622.44
8/30/1996        $14,165.39       $18,962.68              $15,892.50
9/30/1996        $14,631.10       $20,029.00              $16,494.44
10/31/1996       $15,355.54       $20,581.20              $16,792.48
11/29/1996       $16,015.29       $22,135.52              $17,605.91
12/31/1996       $15,821.25       $21,697.03              $17,370.34
1/31/1997        $16,651.17       $23,051.83              $17,871.41
2/28/1997        $16,308.66       $23,232.80              $17,846.03
3/31/1997        $15,952.98       $22,279.98              $17,307.22
4/30/1997        $16,203.28       $23,608.89              $17,761.44
5/30/1997        $17,309.84       $25,045.21              $18,515.65
6/30/1997        $17,745.88       $26,166.62              $19,060.97
7/31/1997        $18,931.57       $28,247.49              $20,133.40
8/29/1997        $18,312.38       $26,666.20              $19,500.88
9/30/1997        $19,300.46       $28,125.79              $20,326.67
10/31/1997       $18,312.38       $27,187.53              $19,899.13
11/28/1997       $18,378.25       $28,445.06              $20,259.65
12/31/1997       $18,287.35       $28,933.22              $20,539.47
1/30/1998        $18,364.44       $29,252.92              $20,661.61
2/27/1998        $19,382.12       $31,361.55              $21,663.17
3/31/1998        $20,214.77       $32,966.24              $22,393.96
4/30/1998        $20,538.57       $33,297.74              $22,534.46
5/29/1998        $19,705.93       $32,726.19              $22,309.10
6/30/1998        $19,736.77       $34,054.53              $22,739.31
7/31/1998        $18,379.86       $33,692.83              $22,503.35
8/31/1998        $15,666.06       $28,826.55              $20,293.62
9/30/1998        $16,591.22       $30,673.29              $21,101.06
10/30/1998       $17,500.96       $33,166.07              $22,101.13

AVERAGE ANNUAL PERFORMANCE

                                         Inception     5 Year        1 Year

MegaTrends Fund (INCEPTION 10/21/91)       8.29%        9.01%        (4.43%)
----------------------------------------------------------------------------
S&P 500                                   18.67%       21.29%        21.99%
----------------------------------------------------------------------------
Lipper Flexible Portfolio Fund Index      11.99%       11.96%        11.07%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE LIPPER FLEXIBLE PORTFOLIO FUND INDEX ALLOCATES INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING DOMESTIC COMMON STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS WITH A FOCUS ON TOTAL RETURNS.


PERFORMANCE

Over the past year, we significantly underperformed the broader equity markets, as measured by the S&P 500. The fund had an overweighting in real estate, basic materi-als, and energy. These sectors performed poorly over the past year, largely in response to slower than expected economic growth. The fund has an annualized return of 8.29% since inception compared to 11.99% for the Lipper Flexible Portfolio Fund Index.

MEGATRENDS FUND

THE YEAR IN REVIEW - THE BIG PICTURE
ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

Watershed events became commonplace in 1998. During the summer, stocks fell more than 10 percent. Historically, we've experienced many 10 percent drops. However, this was the first to occur without rising interest rates or inflation. The lesson is that our economy is very vulnerable to slowing growth.

The turbulent markets led to a major change in economic policy. For more than a decade, fighting inflation had been the primary goal of economic policymakers both here and in other developed economies. But on the heels of the sum-mer swoon in stocks, promoting growth assumed center stage. For the first time ever, the Federal Reserve aggressively lowered interest rates in the middle of an ongoing economic expansion and lowered rates with all measures of money supply growth well above the Fed's own target levels.

Stocks responded dramatically. During October, the market staged one of the most powerful rallies in history. The only rallies in modern times of comparable strength occurred at the beginning of 1975 in the summer of 1982, and at the beginning of 1991. The October rally was different from the other three as it occurred in the context of an ongoing economic expansion; whereas, the previous three marked the end of a recession and beginning of an expansion.

INVESTMENT HIGHLIGHTS

Translating the necessity for worldwide growth into an investment strategy is the mission of the MegaTrends Fund. The common denominator in the vast majority of our investments is that they are clear beneficiaries of worldwide growth. Exceptions are investments that provide protection in case policymakers err and we fall into a deep recession. In this case, history shows only bonds and cash do well. While our equity investments hurt our performance in 1998 because of the growth scare, they are among the surest beneficiaries of world-wide growth.

Our largest position remains Berkshire Hathaway. This investment is not only leveraged to worldwide growth by virtue of its large holdings in world class franchises, but also provides protection against potential real and economic storms. By the end of 1998, Berkshire will merge with giant reinsurer General Re, which is another major holding. In terms of capital, Berkshire will then become the world's largest reinsurer. Reinsurers have huge bond portfolios and, therefore, may be sheltered against recessions. They also benefit from natural disasters such as earthquakes, droughts and hurricanes, as disasters cause insurance rates to rise.

MEGATRENDS FUND

The fund also has major positions in the real estate and energy sectors of the market.

We hold a small position in zero coupon bonds and some cash. It is a measure of our faith in policymakers that these positions are relatively small.

CURRENT OUTLOOK

The message for today's investors is that even a threat to growth will not be tolerated. Also true is that a major decline in stocks will not be tolerated, as such a decline would be considered a threat to growth itself. The reason is that stocks have replaced homes as the most important source of wealth for consumers.

The reason a threat to growth is significant is that the world, and in particular America, has never been as leveraged as it is today. We have made remarkable progress toward reducing our government deficit. Consumer indebtedness, however, has gone the other way. Personal bankruptcies are close to an all time high. The typical bank in this country currently has loaned about three times its net worth.

Clearly, investors cannot afford a recession. The necessity for growth also explains our near obsession with Japan and its economy. For not only is our economy highly leveraged, it is also inextricably and deeply interconnected with all other economies in the world. In 1998, we pulled out all political stops to force Japan into action. And Japan appears to have responded with an economic stimulus package, which is focused on growth, approximates one trillion dollars. By a wide margin, this is the most significant stimulus package ever undertaken by any developed country. Again the message for investors is that growth, not just in America but in all parts of the world, is no longer just desirable, but a compelling necessity.

MEGATRENDS FUND

TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

BERKSHIRE HATHAWAY, INC                        9.31%
   HOLDING COMPANY
----------------------------------------------------
SOTHEBY'S HOLDINGS, INC                        6.76%
   BUSINESS SERVICES
----------------------------------------------------
FANNIE MAE                                     5.54%
   FINANCIAL SERVICES
----------------------------------------------------
GENERAL RE CO                                  4.76%
   INSURANCE
----------------------------------------------------
CRESCENT REAL ESTATE EQUITIES CO               4.22%
   REAL ESTATE INVESTMENT TRUST
----------------------------------------------------
NEW PLAN EXCEL REALTY TRUST                    3.94%
   REAL ESTATE INVESTMENT TRUST
----------------------------------------------------
MICROSOFT CORP                                 3.57%
   COMPUTERS & DATA PROCESSING
----------------------------------------------------
INTEL CORP                                     3.43%
   ELECTRONICS & COMPONENTS
----------------------------------------------------
SONY CORP                                      3.17%
   COMMUNICATIONS EQUIPMENT
----------------------------------------------------
BRE PROPERTIES, INC                            3.16%
   REAL ESTATE INVESTMENT TRUST
----------------------------------------------------
OTHER                                         52.14%


TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS

REAL ESTATE INVESTMENT TRUST                  11.32%
OIL & GAS EXTRACTION & SERVICES               10.24%
HOLDING COMPANY                                9.31%
METAL MINING                                   7.31%
BUSINESS SERVICES                              6.76%

GLOBAL BLUE CHIP FUND

MANAGEMENT TEAM'S PERSPECTIVE
A Message from Bin Shi, CFA, Ralph Aldis, CFA, and Rahim Kassim-Lakha

INTRODUCTION

On October 1, 1998, the management of the Adrian Day Global Opportunity Fund was brought in-house and the fund was renamed the Global Blue Chip Fund. A new portfolio team was established to revitalize the fund's performance and improve its strategy. The fund's objective remains long-term growth through greater exposure to international blue chip stocks.

The fund's new investment strategy is designed to address market volatility by incorporating a disciplined top-down macro theme approach combined with a bottom-up stock-selection strategy. We seek leading growth stocks that fit with-in macroeconomic themes.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

           GLOBAL BLUE CHIP FUND   S&P 500        DOW JONES WORLD INDEX    MSCI WORLD INDEX

DATE               VALUE             VALUE                  VALUE               VALUE

2/19/1997        $10,000.00
2/28/1997        $9,940.00        $10,000.00           $10,000.00            $10,000.00
3/31/1997        $9,730.00        $9,589.88            $9,909.73             $9,787.90
4/30/1997        $9,550.00        $10,161.88           $10,091.42            $10,093.63
5/30/1997        $9,690.00        $10,780.11           $10,762.06            $10,702.19
6/30/1997        $9,670.00        $11,262.79           $11,281.10            $11,221.65
7/31/1997        $9,710.00        $12,158.45           $11,781.04            $11,724.36
8/29/1997        $9,590.00        $11,477.82           $11,027.08            $10,925.85
9/30/1997        $9,660.00        $12,106.07           $11,635.81            $11,505.17
10/31/1997       $8,960.00        $11,702.21           $10,848.28            $10,885.19
11/28/1997       $8,430.00        $12,243.49           $11,099.41            $11,063.43
12/31/1997       $8,297.00        $12,453.61           $11,224.40            $11,183.98
1/30/1998        $8,195.32        $12,591.22           $11,447.17            $11,481.28
2/27/1998        $8,398.68        $13,498.82           $12,248.00            $12,243.23
3/31/1998        $8,683.38        $14,189.52           $12,702.81            $12,745.44
4/30/1998        $8,642.71        $14,332.21           $12,879.88            $12,855.01
5/29/1998        $7,900.45        $14,086.20           $12,682.56            $12,679.01
6/30/1998        $7,361.55        $14,657.95           $12,920.38            $12,964.95
7/31/1998        $6,985.34        $14,502.26           $13,040.16            $12,929.18
8/31/1998        $5,785.53        $12,407.69           $11,520.66            $11,189.96
9/30/1998        $6,202.41        $13,202.58           $11,334.34            $11,372.67
10/30/1998       $6,171.91        $14,275.53           $12,396.13            $12,385.46


AVERAGE ANNUAL PERFORMANCE

                                                 Inception           1 Year

Global Blue Chip Fund (INCEPTION 2/20/97)         (24.80%)           (31.12%)
--------------------------------------------------------------------------------
S&P 500                                            23.78%             21.99%
--------------------------------------------------------------------------------
Dow Jones World Index                              13.74%             14.27%
--------------------------------------------------------------------------------
MSCI World Index                                   13.68%             13.78%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE MSCI WORLD INDEX IS BASED ON THE SHARE PRICES OF APPROXIMATELY 1,600 COMPANIES LISTED ON STOCK EXCHANGES IN 22 COUNTRIES. THE DOW JONES WORLD STOCK INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPRISED OF COMPANIES TRADED PUBLICLY IN SELECT COUNTRIES ALL OVER THE WORLD.

GLOBAL BLUE CHIP FUND

PERFORMANCE

As investors are well aware, the previously named Adrian Day Global Opportunity Fund had significant exposure to the emerging markets and natural resource sectors over the past twelve months. Both these areas have delivered very poor performance, especially in the deflationary world economy. Consequently, the fund continued to underperform relative to the Dow Jones World and MSCI World indexes. The fund declined 31.12% over the fiscal year ended October 31, 1998. Over the same time period the MSCI World Index increased 13.78% and the Dow Jones World Index grew by 14.27%.

THE YEAR IN REVIEW - THE BIG PICTURE
ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

Throughout much of the past year, global markets, in particular, emerging markets, were hit hard. The fund had significant exposure to the basic materials sector, primarily gold mining and petroleum companies, which faced price declines in the underlying commodities. As a result, the fund's performance lagged behind its peer group.

INVESTMENT HIGHLIGHTS

We will continue to add to our current positions and seek stocks with growth potential above their respective industry groups and which have low exposure to the troubled economies in Russia, Asia and Latin America.

CURRENT OUTLOOK

The new management team has been restructuring the portfolio and will adhere to a stringent buy/sell discipline. The fund will focus on countries with the strongest economies as measured by GDP growth and invest in the best companies in those countries.

The current outlook for the global markets is showing signs of improvement. On January 1, 1999, the European Monetary Union (EMU) will bring three quarters of Europe under one roof, diminishing country and currency factors and allowing us to focus our efforts on sector and stock selection. The EMU will make up 19.4% of world GDP (versus 19.6% for the U.S.). Increased competition and higher efficiency from consolidation and restructuring will have the potential to enhance shareholder value in the leading European stocks. We remain cautious about Japan and its neighbors in Far East Asia.

GLOBAL BLUE CHIP FUND

Our goal is to outperform the Dow Jones World Index (DJWI), an index that has consistently outperformed the Lipper International and Lipper Global indexes on a one-, three-, and five-year basis. The fund will select stocks that have strong growth potential and are undervalued relative to their respective peer groups.

TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

STANDARD & POOR'S DEPOSITARY RECEIPTS            2.66%
   INVESTMENT TRUSTS
------------------------------------------------------
LOEWS CORP                                       1.98%
   INSURANCE
------------------------------------------------------
CISCO SYSTEMS, INC                               1.90%
   COMPUTERS & DATA PROCESSING
------------------------------------------------------
MICROSOFT CORP                                   1.82%
   COMPUTERS & DATA PROCESSING
------------------------------------------------------
GENERAL ELECTRIC CO                              1.58%
   DIVERSIFIED MANUFACTURING
------------------------------------------------------
WEBS-FRANCE                                      1.44%
   INVESTMENT TRUSTS
------------------------------------------------------
NESTLE SA                                        1.41%
   FOOD PROCESSING
------------------------------------------------------
INTEL CO                                         1.08%
   SEMICONDUCTORS
------------------------------------------------------
WEBS-GERMANY                                     1.00%
   INVESTMENT TRUSTS
------------------------------------------------------
INTERNATIONAL BUSINESS MACHINES CO               0.90%
   COMPUTERS & DATA PROCESSING
------------------------------------------------------
OTHER                                           84.23%


TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS

COMPUTERS & DATA PROCESSING                      5.84%
PHARMACEUTICALS                                  5.11%
INVESTMENT TRUSTS                                5.10%
TELECOMMUNICATIONS                               4.74%
PETROLEUM REFINING                               4.28%

REGENT EASTERN EUROPEAN FUND

FUND MANAGER'S PERSPECTIVE
A Message from Dominic Bokor-Ingram

INTRODUCTION

The Regent Eastern European Fund invests in dynamic companies in the emerging markets of Eastern Europe, including Russia and other countries within the former Soviet Union. The fund seeks to achieve long-term growth of capital.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

        REGENT EASTERN EUROPEAN FUND       S&P 500      ING BARINGS EMERGING MKTS-EASTERN EUROPEAN     CS FIRST BOSTON ROS 30 INDEX

DATE               VALUE                    VALUE                           VALUE                               VALUE
3/27/1997        $10,000.00
3/31/1997        $10,000.00               $10,000.00                      $10,000.00                         $10,000.00
4/30/1997        $10,360.00               $10,596.46                      $10,083.67                         $10,423.00
5/30/1997        $10,440.00               $11,241.13                      $10,275.93                         $11,585.21
6/30/1997        $11,190.00               $11,744.45                      $11,255.04                         $13,535.12
7/31/1997        $11,950.00               $12,678.42                      $12,429.98                         $16,319.84
8/29/1997        $11,750.00               $11,968.68                      $12,215.76                         $15,563.85
9/30/1997        $12,480.00               $12,623.80                      $12,762.88                         $16,578.68
10/31/1997       $11,190.00               $12,202.67                      $11,279.37                         $14,326.56
11/28/1997       $10,190.00               $12,767.09                      $9,425.59                          $11,056.80
12/31/1997       $11,237.00               $12,986.19                      $10,782.70                         $13,211.45
1/30/1998        $10,272.11               $13,129.69                      $8,797.18                          $9,349.87
2/27/1998        $11,166.64               $14,076.11                      $10,327.56                         $11,000.84
3/31/1998        $11,508.38               $14,796.35                      $10,846.78                         $11,573.08
4/30/1998        $11,860.16               $14,945.14                      $11,022.43                         $11,352.95
5/29/1998        $9,960.53                $14,688.60                      $7,991.34                          $7,017.54
6/30/1998        $9,819.81                $15,284.81                      $7,622.83                          $5,428.60
7/31/1998        $10,453.02               $15,122.46                      $8,173.51                          $5,547.52
8/31/1998        $7,447.78                $12,938.32                      $4,724.66                          $2,254.45
9/30/1998        $7,266.86                $13,767.20                      $4,445.17                          $1,524.11
10/30/1998       $8,060.89                $14,886.04                      $5,179.80                          $2,225.07


AVERAGE ANNUAL PERFORMANCE
                                                         Inception     1 Year

Regent Eastern European Fund (INCEPTION 3/31/97)          (12.64%)     (27.96%)
--------------------------------------------------------------------------------
S&P 500                                                    28.56%       21.99%
--------------------------------------------------------------------------------
ING Barings Emerging Mkts-Eastern European                (33.99%)     (54.08%)
--------------------------------------------------------------------------------
CS First Boston ROS 30 Index                              (61.29%)     (84.47%)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE CS FIRST BOSTON ROS 30 INDEX IS A CAPITALIZATION-WEIGHTED INDEX BASED ON 30 STOCKS LISTED ON THE RUSSIAN STOCK EXCHANGE. THE ING BARINGS EMERGING MARKETS-EASTERN EUROPEAN INDEX IS COMPRISED OF INDIVIDUAL COMPANIES REPRESENTATIVE OF THE EASTERN EUROPEAN MARKETS.


PERFORMANCE

For the fiscal year ended October 31, 1998, the fund was down 27.96%. This decline was much smaller than those experienced by the fund's benchmarks. ING Barings Emerging Markets-Eastern European Index dropped 54.08% and the CS First Boston ROS 30 Index fell 84.47% over the same period. The fund's relatively better performance was largely due to its divestiture of Russian stocks.

REGENT EASTERN EUROPEAN FUND


THE YEAR IN REVIEW - THE BIG PICTURE
ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

At the end of July 1998, the cracks were already beginning to appear in Russian equity and debt markets. Debt yields, following a brief reduction after the IMF package, were increasing and rapidly ballooning to 150% per annum in local currency terms. The equity market was continuing to fall. We have had a high cash weighting because of our concern that any negative news from Russia would be exaggerated and spread to other strong economies in Central Europe.

Given our long-held view that any major negative sentiment toward the Russian market would have a short-term effect on Central Europe and other emerging markets, the positive news was that we could capture opportunities in Poland, Hungary and Eastern Europe created by negative sentiment toward Russia.

INVESTMENT HIGHLIGHTS

August 17, 1998, the day that Russia defaulted on its local currency debt, was the key date in the emerging market collapse. This was the first such default since China did so in 1947. In addition to defaulting on local currency debt, Russia declared a 90-day debt moratorium for all local currency denominations and foreign currency debt as well as a moratorium on Russian banks honoring forward exchange contracts. This huge loss of capital, not just in Russia, but the international investment community as well, precipitated a very sharp fall in global emerging markets. People were forced to liquidate other positions in order to pay margin calls on their Russian exposure. Investors' complete reassessment of risk created a similar effect on other countries that were unable to roll over their local currency debt. This in turn led to nervousness about for-eign debt repayments and the ability for foreign debt to be serviced. It also caused further erosion of assets and more margin calls, thereby hastening the downward spiral of emerging debt and equity markets.

Currently, there is no economic plan in Russia. It is clear that any economic plan that appeals to the Russian Duma will not appeal to the IMF. The only option available to Russia is to keep the population under control by printing money to pay wages. We have yet to see a large-scale printing of money, but we believe that it is only a matter of time. When this occurs, it will most likely degenerate into hyperinflation unless price controls, the other great communist tool, are implemented.

REGENT EASTERN EUROPEAN FUND


We have significantly reduced the fund's exposure to Russia. The fund has reduced its Russian holdings from 32% on October 31, 1997 and 28% on April 30, 1998, to 4% as of October 31, 1998. We do not expect to increase that exposure in the coming months. If the technical rally in the Russian market continues, we may reduce our position further.

CURRENT OUTLOOK

We will continue to focus on the Central European markets of Poland and Hungary. Investors are paying a high premium for liquidity. We think it is prudent to maintain liquidity both in terms of cash position and underlying investments.

We see the greatest opportunities in the Hungarian market. Hungary is ahead of other Central European countries in terms of its ability to generate economic growth and company earnings growth. Corporate governance and company management is the best in the region. We believe this situation will continue. With the diversified sectoral nature of the market, we can gain exposure to a broad spectrum of Hungarian industries through large, liquid blue chip companies. Our current weighting as of October 31, 1998 in Hungary is 30% of the fund, and we are comfortable with this position.

The Polish market is the other Central European market where we see huge potential. Polish economic growth has been very strong for the last two years. However, there has been a failure to convert this economic growth into share-holder value and company earnings growth. In order for the Polish market to substantially perform, shareholder value needs to be created. As of October 31, 1998 we have a large position of 33% of the fund in Poland, and this will remain a primary focus.

We will continue to avoid the Czech Republic because we expect the corporate governance and corruption issues that have plagued the market for the last three years will continue. It appears that of the five countries put on the fast track towards European Monetary Union (EMU) membership, the Czech Republic is in fifth place. While investors are putting a premium on transparency and liquidity, we will continue to focus on those markets where there is a clear exit strategy from emerging to developed markets.

REGENT EASTERN EUROPEAN FUND


TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

MOL MAGYAR OLAJ-ES GAZIPARI RT                10.66%
   OIL & GAS EXTRACTION
----------------------------------------------------
ELEKTRIM SPOLKA AKCYJNA                        9.72%
   CONGLOMERATES
----------------------------------------------------
KGHM POLSKA MIEDZ                              6.54%
   METALS MINING
----------------------------------------------------
BORSODCHEM RT                                  5.43%
   CHEMICALS
----------------------------------------------------
BUDIMEX SA                                     4.65%
   CONSTRUCTION
----------------------------------------------------
OTP BANK                                       4.12%
   COMMERCIAL BANKS
----------------------------------------------------
BIG BANK GDANSKI                               3.49%
   COMMERCIAL BANKS
----------------------------------------------------
MAGYAR TAVKOZLESI RT                           3.22%
   COMMUNICATIONS
----------------------------------------------------
PRIMAGAZ HUNGARIA CO., LTD                     2.42%
   OIL & GAS EXTRACTION
----------------------------------------------------
EGIS PHARMACEUTICALS, LTD                      2.10%
   PHARMACEUTICALS
----------------------------------------------------
OTHER                                         47.65%



TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS

OIL & GAS EXTRACTION                          13.07%
COMMERCIAL BANKS                              10.80%
CONGLOMERATES                                  9.72%
CONSTRUCTION                                   7.72%
METALS MINING                                  6.73%

BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS 100.11%                                   SHARES          VALUE

AEROSPACE 1.58%
-------------------------------------------------------------------------------
AlliedSignal, Inc. ..........................           20,000       $  778,750
Cordant Technologies, Inc. ..................           15,000          610,313
                                                                     ----------
                                                                      1,389,063
AIR TRANSPORTATION 0.54%
-------------------------------------------------------------------------------
Southwest Airlines Co. ......................           22,500          476,718

AIRCRAFT 0.53%
-------------------------------------------------------------------------------
Sundstrand Corp. ............................           10,000          469,375

APPLIANCES 0.36%
-------------------------------------------------------------------------------
Premark International, Inc. .................           10,000          316,875

BUILDING PRODUCTS 2.35%
-------------------------------------------------------------------------------
Ecolab, Inc. ................................           10,000          298,750
Lowe's Companies, Inc. ......................           30,000        1,010,625
York International Co. ......................           20,000          752,500
                                                                     ----------
                                                                      2,061,875
BUSINESS SERVICES 4.40%
-------------------------------------------------------------------------------
American Management Systems .................           35,000        1,074,063*
Concord EFS, Inc. ...........................           55,000        1,567,500*
Paychex, Inc. ...............................           20,000          995,000
Pre-Paid Legal Services, Inc. ...............           10,000          239,375*
                                                                     ----------
                                                                      3,875,938
CARPETS & RUGS 0.52%
-------------------------------------------------------------------------------
Mohawk Industries, Inc. .....................           15,000          452,812*

COMMERCIAL PRINTING 0.27%
-------------------------------------------------------------------------------
Consolidated Graphics, Inc. .................            5,000          237,187*

COMMERCIAL SERVICES 0.62%
-------------------------------------------------------------------------------
Lason, Inc. .................................           10,000          547,500

COMPUTER RESEARCH & ANALYSIS 0.41%
-------------------------------------------------------------------------------
META Group, Inc. ............................           15,000          360,000*

COMPUTER SOFTWARE 11.99%
-------------------------------------------------------------------------------
AVT Co. .....................................           50,000        1,093,750*
BMC Software, Inc. ..........................           38,000        1,826,375*

BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS                                           SHARES          VALUE

COMPUTER SOFTWARE (CONT'D)
--------------------------------------------------------------------------------
Citrix Systems, Inc. ........................           33,000      $ 2,338,875*
Keane, Inc. .................................            5,000          166,250*
Legato Systems, Inc. ........................           45,000        1,760,625*
Microsoft Corp. .............................           10,000        1,058,750*
Rational Software Co. .......................           30,000          671,250*
Symix Systems, Inc. .........................            5,000           97,500*
Veritas Software Co. ........................           30,000        1,503,750
                                                                    -----------
                                                                     10,517,125

COMPUTERS & DATA PROCESSING 17.58%
--------------------------------------------------------------------------------
CDW Computer Centers, Inc. ..................           10,000          749,375*
Cisco Systems, Inc. .........................           43,000        2,709,000*
Dell Computer Co. ...........................           20,000        1,312,500*
Fiserv, Inc. ................................           20,000          930,000*
International Business Machines Co. .........           10,000        1,484,375
International Network Services ..............            5,000          212,500*
Lexmark International Group, Class A ........           28,000        1,958,250*
RWD Technologies, Inc. ......................           15,000          283,125*
Sun Microsystems, Inc. ......................           40,000        2,330,000*
Symbol Technologies, Inc. ...................           25,000        1,118,750
TSI International Software, Ltd. ............           15,000          470,625*
Unisys Corp. ................................           70,000        1,863,750*
                                                                    -----------
                                                                     15,422,250
COSMETICS & TOILETRIES 0.08%
--------------------------------------------------------------------------------
Playtex Products, Inc. ......................            5,000           65,938*

ELECTRONICS & COMPONENTS 9.16%
--------------------------------------------------------------------------------
Aeroflex, Inc. ..............................           10,000          112,500*
American Power Conversion Corp. .............           20,000          848,750*
EMC Co. .....................................           20,000        1,287,500*
Etec Systems, Inc. ..........................           15,000          508,125*
Intel Co. ...................................           20,000        1,783,750
Power Integrations, Inc. ....................           25,000          400,000*
QLogic Co. ..................................           15,000        1,385,625*
Uniphase Corp. ..............................           15,000          742,500*
Vitesse Semiconductor Corp. .................           30,000          967,500*
                                                                    -----------
                                                                      8,036,250
FABRICATED RUBBER PRODUCTS 0.25%
--------------------------------------------------------------------------------
Safeskin Corp. ..............................           10,000          221,250*

BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS                                            SHARES         VALUE

FINANCIAL SERVICES 3.50%
--------------------------------------------------------------------------------
A.G. Edwards, Inc. ..............................         20,000    $   691,250
Charles Schwab Corp. ............................         40,000      1,917,500
Profit Recovery Group International, Inc. .......         15,000        460,313*
                                                                    -----------
                                                                      3,069,063
GLASS CONTAINERS & PRODUCTS 0.84%
--------------------------------------------------------------------------------
Gentex Corp. ....................................         50,000        734,375*

HEALTHCARE EQUIPMENT & SERVICES 14.20%
--------------------------------------------------------------------------------
Arterial Vascular Engineer, Inc. ................         20,000        615,000*
Becton Dickinson & Co. ..........................         40,000      1,685,000
Biogen, Inc. ....................................         30,000      2,085,000*
Cerner Corp. ....................................         30,000        671,250*
DENTSPLY International, Inc. ....................         30,000        772,500
Genentech, Inc., Call/Put Common Shares .........         15,000      1,074,375*
Genzyme Co. .....................................         30,000      1,261,875*
Health Management Associates, Inc., Class A .....         10,000        178,125*
Insight Enterprises, Inc. .......................         15,000        435,000*
MedQuist, Inc. ..................................         50,000      1,346,875*
Omnicare, Inc. ..................................         15,000        518,437*
Pediatrix Medical Group, Inc. ...................         20,000        932,500*
Res-Care, Inc. ..................................         40,000        885,000*
                                                                    -----------
                                                                     12,460,937
HOME FURNISHINGS 0.25%
--------------------------------------------------------------------------------
Furniture Brands International, Inc. ............         10,000        215,000*

LEISURE & RECREATION 1.19%
--------------------------------------------------------------------------------
International Game Technology ...................         40,000        902,500
Radica Games, Ltd. ..............................         10,000        144,375*
                                                                    -----------
                                                                      1,046,875
MACHINERY 0.77%
--------------------------------------------------------------------------------
Gerber Scientific, Inc. .........................         30,000        678,750

MANUFACTURING 1.32%
--------------------------------------------------------------------------------
AO Smith Co. ....................................         10,000        204,375
United Technologies Corp. .......................         10,000        952,500
                                                                    -----------
                                                                      1,156,875

BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS                                        SHARES           VALUE

MOTOR VEHICLES 1.58%
--------------------------------------------------------------------------------
Fleetwood Enterprises, Inc. ..............            5,000       $    161,250
Monaco Coach Corp. .......................            5,000            151,875*
Winnebago Industries, Inc. ...............          100,000          1,068,750
                                                                  ------------
                                                                     1,381,875
OFFICE EQUIPMENT 0.60%
--------------------------------------------------------------------------------
United Stationers, Inc. ..................           20,000            530,000*

PHARMACEUTICALS 10.38%
--------------------------------------------------------------------------------
Abbott Laboratories ......................           40,000          1,877,500
Alpharma, Inc., Class A ..................            5,000            138,438
Amgen, Inc. ..............................           20,000          1,571,250*
Biovail, Corp. ...........................           20,000            623,750*
Jones Pharma, Inc. .......................           15,000            484,687
Schering-Plough Corp. ....................           20,000          2,057,500
Warner-Lambert Co. .......................           30,000          2,351,250
                                                                  ------------
                                                                     9,104,375
PHOTOGRAPHIC EQUIPMENT 2.76%
--------------------------------------------------------------------------------
Xerox ....................................           25,000          2,421,875

RESTAURANTS 0.55%
--------------------------------------------------------------------------------
Brinker International, Inc. ..............           20,000            483,750*

RETAIL 5.25%
--------------------------------------------------------------------------------
Gap, Inc. ................................           20,000          1,202,500
Pacific Sunwear of California ............           30,000            648,750*
Wal-Mart Stores, Inc. ....................           40,000          2,760,000
                                                                  ------------
                                                                     4,611,250
SATELLITE NETWORKS 1.33%
--------------------------------------------------------------------------------
Gilat Satellite Networks, Ltd. ...........           25,000          1,162,500*

SEMICONDUCTORS 0.52%
--------------------------------------------------------------------------------
Level One Communications .................           17,500            460,469*

SUPERMARKETS 0.32%
--------------------------------------------------------------------------------
Kroger Co. ...............................            5,000            277,500*

TELECOMMUNICATIONS 1.83%
--------------------------------------------------------------------------------
Lucent Technologies ......................           20,000          1,603,750

BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS                                       SHARES           VALUE

TRANSPORTATION 2.08%
--------------------------------------------------------------------------------
Comair Holdings, Inc. ....................           45,000       $  1,479,375
GATX Co. .................................           10,000            345,000
                                                                  ------------
                                                                     1,824,375

VETERINARY SERVICES 0.20%
--------------------------------------------------------------------------------
Veterinary Centers of America, Inc. ......           10,000            177,500*

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.11% ................                          87,851,250
--------------------------------------------------------------------------------
(cost $81,100,789)
Other assets and liabilities, net ........            (0.11)%         (100,274)
                                                                  ------------

NET ASSETS 100% .........................                         $ 87,750,976
                                                                  ------------


* Non-income producing security
See accompanying notes to portfolios of investments.

MEGATRENDS FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS 91.62%                                    SHARES          VALUE

AIRCRAFT 1.99%
--------------------------------------------------------------------------------
The Boeing Co. ................................          11,000      $  412,500

BEVERAGES 2.61%
--------------------------------------------------------------------------------
The Coca-Cola Co. .............................           8,000         541,000

BUILDING PRODUCTS 4.00%
--------------------------------------------------------------------------------
International Comfort Products Corp. ..........          30,000         271,875*
Royal Group Technologies, Ltd. ................          28,000         558,250*
                                                                     ----------
                                                                        830,125
BUSINESS SERVICES 6.78%
--------------------------------------------------------------------------------
Sotheby's Holdings, Inc., Class A .............          65,000       1,405,625

COMMUNICATIONS EQUIPMENT 3.18%
--------------------------------------------------------------------------------
Sony Corp., ADR ...............................          10,000         658,750

COMPUTERS & DATA PROCESSING 5.40%
--------------------------------------------------------------------------------
Cisco Systems, Inc. ...........................           6,000         378,000*
Microsoft Corp. ...............................           7,000         741,125*
                                                                     ----------
                                                                      1,119,125
ELECTRONICS & COMPONENTS 5.28%
--------------------------------------------------------------------------------
Hitachi, Ltd., ADR ............................           7,500         382,500
Intel Corp. ...................................           8,000         713,500
                                                                     ----------
                                                                      1,096,000
ENTERTAINMENT 1.17%
--------------------------------------------------------------------------------
Walt Disney Co. ...............................           9,000         242,437

FARMING 2.57%
--------------------------------------------------------------------------------
Pioneer Hi-Bred International, Inc. ...........          19,000         532,000

FINANCIAL SERVICES 2.05%
--------------------------------------------------------------------------------
Fannie Mae ....................................           6,000         424,875

FOOD STORES 0.70%
--------------------------------------------------------------------------------
General Nutrition Co. .........................          10,000         145,625*

MEGATRENDS FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998


COMMON STOCKS                                            SHARES         VALUE

FORESTRY 2.26%
--------------------------------------------------------------------------------
Weyerhaeuser Co. ..............................          10,000      $  468,125

HEALTHCARE EQUIPMENT 4.99%
--------------------------------------------------------------------------------
Pfizer, Inc. ..................................           6,000         643,875
ThermoTrex Corp. ..............................          30,000         391,875*
                                                                     ----------
                                                                      1,035,750
HOLDING COMPANY 9.33%
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class A .............              30       1,935,000*

HOUSEHOLD APPLIANCES 2.11%
--------------------------------------------------------------------------------
General Electric Co. ..........................           5,000         437,500

INSURANCE 4.77%
--------------------------------------------------------------------------------
General Re Co. ................................           4,500         988,594

METAL MINING 7.32%
--------------------------------------------------------------------------------
Barrick Gold Corp. ............................          14,000         299,250
Cyprus Amax Minerals Co. ......................          30,000         373,125
Newmont Mining Corp. ..........................          24,000         510,000
Stillwater Mining Co. .........................           7,500         242,813*
TVX Gold, Inc. ................................          50,000          93,750*
                                                                     ----------
                                                                      1,518,938
OIL & GAS EXTRACTION & SERVICES 10.25%
--------------------------------------------------------------------------------
Apache Corp. ..................................          12,000         339,750
Diamond Offshore Drilling, Inc. ...............          15,000         460,312
ENSCO International, Inc. .....................          10,000         134,375
Nabors Industries, Inc. .......................          22,000         407,000*
Rowan Companies, Inc. .........................          15,000         218,438*
Schlumberger, Ltd. ............................          10,800         567,000
                                                                     ----------
                                                                      2,126,875
PETROLEUM REFINING 1.96%
--------------------------------------------------------------------------------
Chevron Corp. .................................           5,000         407,500

MEGATRENDS FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS                                           SHARES            VALUE

REAL ESTATE INVESTMENT TRUST 11.34%
--------------------------------------------------------------------------------
BRE Properties, Inc., Class A ................           27,200       $  656,200
Crescent Real Estate Equities Co. ............           35,000          877,187
New Plan Excel Realty Trust ..................           36,000          819,000
                                                                      ----------
                                                                       2,352,387
UTILITIES 1.56%
--------------------------------------------------------------------------------
Duke Energy Co. ..............................            5,000          323,437

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS ..........................                        19,002,168
--------------------------------------------------------------------------------
(cost $18,600,511)

                                                  PRINCIPAL
                                                   AMOUNT

UNITED STATES GOVERNMENT
AGENCY OBLIGATION 3.50%

Federal National Mortgage Association,
  0%, due 10/09/19
  (cost $661,567) ...........................    $  2,549,000           725,945

REPURCHASE AGREEMENT 5.06%

Joint Tri-Party Repurchase Agreement,
  Donaldson, Lufkin & Jenrette, 10/30/98,
  5.40%, due 11/02/98, repurchase price
  $1,050,264, collateralized by U.S.
  Treasury securities held in a joint
  tri-party repurchase account
  (cost $1,049,792) .........................       1,049,792         1,049,792

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.18% ...................                        20,777,905
--------------------------------------------------------------------------------
(cost $20,311,870)
Other assets and liabilities, net(0.18)% ....                           (38,372)
                                                                   ------------
NET ASSETS 100% .............................                      $ 20,739,533
                                                                   ------------

ADR - American Depository Receipt
* Non-income producing security
See accompanying notes to portfolios of investments.

GLOBAL BLUE CHIP FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS 52.18%                                      SHARES         VALUE

APPLIANCES 0.47%
--------------------------------------------------------------------------------
Maytag Corp. ..................................             150         $ 7,416

AUTOMOBILES 1.15%
--------------------------------------------------------------------------------
Daimler-Benz AG, ADR ..........................              80           6,305
Ford Motor Co. ................................             100           5,425
General Motors Co. ............................             100           6,306
                                                                        -------
                                                                         18,036
BANKS 2.60%
--------------------------------------------------------------------------------
Allied Irish Banks plc, ADR ...................              90           7,813
BankAmerica Co. ...............................             100           5,744
Bank One Co. ..................................             100           4,887
Barclays plc, ADR .............................             125          10,969
Chase Manhattan Co. ...........................             100           5,681
First Union Co. ...............................             100           5,800
                                                                        -------
                                                                         40,894
BASE METAL MININGS 0.00%
--------------------------------------------------------------------------------
Yuma Copper Co. Units (RS) ....................          60,000               0*

BEVERAGES 2.23%
--------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ................             130           7,727
Buenos Aires Embotelladora, ADR ...............           4,000               0*
The Coca-Cola Co. .............................             200          13,525
Diageo plc, ADR ...............................             200           8,787
Pepsico, Inc. .................................             150           5,063
                                                                        -------
                                                                         35,102
BUILDING PRODUCTS 0.94%
--------------------------------------------------------------------------------
Home Depot, Inc. ..............................             240          10,440
Lowe's Companies, Inc. ........................             130           4,379
                                                                        -------
                                                                         14,819
BUSINESS SERVICES 0.54%
--------------------------------------------------------------------------------
Paychex, Inc. .................................             170           8,458

GLOBAL BLUE CHIP FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS                                               SHARES       VALUE

CHEMICALS 0.37%
--------------------------------------------------------------------------------
E.I. DuPont de Nemours & Co. ......................           100       $ 5,750

COMPUTERS & DATA PROCESSING 6.15%
--------------------------------------------------------------------------------
Cisco Systems, Inc. ...............................           500        31,500*
Compaq Computer Co. ...............................           200         6,325
Dell Computer Co. .................................           120         7,875*
Hewlett Packard Co. ...............................           100         6,019
International Business Machines Co. ...............           100        14,844
Microsoft Corp. ...................................           285        30,173*
                                                                        -------
                                                                         96,736
CONSUMER PRODUCTS 1.04%
--------------------------------------------------------------------------------
Proctor & Gamble Co. ..............................           100         8,888
Unilever NV .......................................           100         7,525
                                                                        -------
                                                                         16,413
DIVERSIFIED MANUFACTURING 3.33%
--------------------------------------------------------------------------------
General Electric Co. ..............................           300        26,250
Minnesota Mining & Manufacturing Co. ..............           100         8,000
Tyco International Ltd. ...........................           100         6,194
United Technologies Corp. .........................           125        11,906
                                                                        -------
                                                                         52,350
ELECTRIC PRODUCTS 0.48%
--------------------------------------------------------------------------------
Endesa SA, ADR ....................................           300         7,631

FINANCIAL SERVICES 1.98%
--------------------------------------------------------------------------------
American Express ..................................           100         8,837
Citigroup, Inc. ...................................           200         9,413
Fannie Mae ........................................           100         7,081
Freddie Mac .......................................           100         5,750
                                                                        -------
                                                                         31,081
FOOD PROCESSING 2.14%
--------------------------------------------------------------------------------
Nestle SA, ADR ....................................           220        23,371
Philip Morris Co., Inc. ...........................           200        10,225
                                                                        -------
                                                                         33,596

GLOBAL BLUE CHIP FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS                                                SHARES       VALUE

INSURANCE 2.63%
--------------------------------------------------------------------------------
American International Group, Inc. .................           100       $ 8,525
Loews Corp. ........................................           350        32,878
                                                                         -------
                                                                          41,403
INVESTMENT TRUSTS 5.38%
--------------------------------------------------------------------------------
Standard & Poor's Depositary Receipts ..............           400        44,050
WEBS-France ........................................         1,200        23,925
WEBS-Germany .......................................           800        16,600
                                                                         -------
                                                                          84,575
MEDICAL PRODUCTS 0.52%
--------------------------------------------------------------------------------
Johnson & Johnson ..................................           100         8,150

MULTIMEDIA 0.93%
--------------------------------------------------------------------------------
Time-Warner, Inc. ..................................           100         9,281
Walt Disney Co. ....................................           200         5,388
                                                                         -------
                                                                          14,669
PETROLEUM REFINING 4.51%
--------------------------------------------------------------------------------
British Petroleum plc, ADR .........................            90         7,959
Chevron Co. ........................................           100         8,150
Exxon Co. ..........................................           200        14,250
Mobil Co. ..........................................           100         7,569
Phillips Petroleum Co. .............................           185         8,001
Royal Dutch Petroleum Co. ..........................           200         9,850
Shell Transport & Trading Company, ADR .............           250         9,188
Texaco, Inc. .......................................           100         5,931
                                                                         -------
                                                                          70,898
PHARMACEUTICALS 5.38%
--------------------------------------------------------------------------------
Abbott Laboratories ................................           150         7,040
American Home Products .............................           100         4,875
Bristol-Myers Squibb Co. ...........................           100        11,056
Eli Lilly & Co. ....................................           100         8,094
Glaxo Wellcome plc, ADR ............................           180        11,205
Merck & Co., Inc. ..................................           100        13,525
Pfizer, Inc. .......................................           100        10,731
Schering-Plough Co. ................................           100        10,288
Warner-Lambert Co. .................................           100         7,838
                                                                         -------
                                                                          84,652

GLOBAL BLUE CHIP FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON STOCKS                                              SHARES        VALUE

PHOTOGRAPHY 0.49%
--------------------------------------------------------------------------------
Eastman Kodak ...................................            100        $ 7,750

RECRUITING & PLACEMENT AGENCY 0.48%
--------------------------------------------------------------------------------
Adecco SA, ADR ..................................            150          7,500

RESTAURANTS 0.42%
--------------------------------------------------------------------------------
McDonald's Co. ..................................            100          6,688

RETAIL 1.90%
--------------------------------------------------------------------------------
Gap, Inc. .......................................            135          8,117
Ito-Yokado Co., Ltd., ADR .......................            135          7,965
Wal-Mart Stores, Inc. ...........................            200         13,800
                                                                        -------
                                                                         29,882
SEMICONDUCTORS 1.13%
--------------------------------------------------------------------------------
Intel Co. .......................................            200         17,838

TELECOMMUNICATIONS 4.99%
--------------------------------------------------------------------------------
Ameritech Co. ...................................            100          5,394
AT&T Co. ........................................            170         10,582
Bell Atlantic Co. ...............................            100          5,312
BellSouth Co. ...................................            100          7,981
GTE Co. .........................................            100          5,869
Lucent Technologies, Inc. .......................            120          9,623
MCI Worldcom, Inc. ..............................            200         11,050*
SBC Communications, Inc. ........................            200          9,263
Vodafone Group plc, ADR .........................            100         13,463
                                                                        -------
                                                                         78,537
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS .............................                       820,824
--------------------------------------------------------------------------------
(cost $918,219)

GLOBAL BLUE CHIP FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

                                                   PRINCIPAL
REPURCHASE AGREEMENTS 53.16%                         AMOUNT            VALUE

Joint Tri-Party Repurchase Agreements,
 10/30/98, due 11/02/98, collateralized by
 U.S. Treasury securities held in joint
 tri-party repurchase accounts:

5.40%, Donaldson, Lufkin & Jenrette,
  repurchase price $336,461 ...................    $   336,310      $   336,310

5.38%, Morgan Stanley, Dean Witter & Co.,
  repurchase price $250,112 ...................        250,000          250,000

5.40%, PaineWebber,
  repurchase price $250,113 ...................        250,000          250,000

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS ...................                         836,310
--------------------------------------------------------------------------------
(cost $836,310)

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 105.34% .....................                       1,657,134
--------------------------------------------------------------------------------
(cost $1,754,529)
Other assets and liabilities, net(5.34)% ......                         (83,971)
                                                                    -----------

NET ASSETS 100% ...............................                     $ 1,573,163
                                                                    -----------

ADR - American Depository Receipt
RS - Restricted Security, See Note 1A
* Non-income producing security
See accompanying notes to portfolios of investments.

REGENT EASTERN EUROPEAN FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON AND PREFERRED STOCKS 66.49%                       SHARES         VALUE

AUTOMOTIVE 0.54%
--------------------------------------------------------------------------------
KamAZ ...........................................         25,000       $  6,625*
North American Bus Industries Rt ................          2,870         24,030
                                                                       --------
                                                                         30,655
CHEMICALS 5.47%
--------------------------------------------------------------------------------
BorsodChem Rt., GDR .............................         12,552        310,662

COMMERCIAL BANKS 10.88%
--------------------------------------------------------------------------------
Bank Handlowy W. Warszawie ......................         10,650        117,458
BIG Bank Gdanski, GDR ...........................         12,418        199,309
OTP Bank, GDR ...................................          4,777        173,166
OTP Bank, Preferred Stock .......................          3,503         62,386
Powszechny Bank Kredytowy .......................            974         20,354
SKB Banka, GDR ..................................          6,225         44,976
                                                                       --------
                                                                        617,649
COMMUNICATIONS 4.43%
--------------------------------------------------------------------------------
Magyar Tavkozlesi Rt., ADR ......................          6,854        184,201
Rostelekom ......................................        109,900         67,039*
                                                                       --------
                                                                        251,240
COMPUTERS & DATA PROCESSING 1.56%
--------------------------------------------------------------------------------
Softbank SA, GDR ................................          3,861         88,610

CONGLOMERATES 9.80%
--------------------------------------------------------------------------------
Elektrim Spolka Akcyjna .........................         46,734        556,115

CONSTRUCTION 7.77%
--------------------------------------------------------------------------------
Budimex SA ......................................         51,200        265,993*
Exbud SA, GDR ...................................         10,620         98,500*
Mostostal-Export ................................         82,764         76,867
                                                                       --------
                                                                        441,360
ELECTRIC SERVICES 1.62%
--------------------------------------------------------------------------------
Irkutskenergo ...................................        824,279         30,910*
Irkutskenergo, ADR ..............................         14,090         25,538
Nizhnovenergo ...................................            389          1,945*
Unified Energy Systems ..........................        910,285         29,129*
Unified Energy Systems, Preferred Stock .........        330,000          4,637
                                                                       --------
                                                                         92,159

REGENT EASTERN EUROPEAN FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

COMMON AND PREFERRED STOCKS                             SHARES         VALUE

GLASS & GLASSWARE 0.20%
--------------------------------------------------------------------------------
Krosnienskie Huty Szkla Kros ..................           2,706       $  11,388

INVESTMENT COMPANIES 0.88%
--------------------------------------------------------------------------------
NFI Foksal SA .................................          11,792          16,257*
NFI Fortuna SA ................................          11,792          17,454*
NFI V Victoria SA .............................          11,792          16,085*
                                                                      ---------
                                                                         49,796
MANUFACTURING 1.27%
--------------------------------------------------------------------------------
Graboplast Rt .................................           4,076          28,848
Graboplast Rt., GDR ...........................          33,890          43,210
                                                                      ---------
                                                                         72,058
METALS MINING 6.78%
--------------------------------------------------------------------------------
Ashurst Technology, Ltd., Units ...............          93,470           4,240*
KGHM Polska Miedz .............................          51,998         185,626*
KGHM Polska Miedz, GDR ........................          24,535         188,306
Norilsk Nickel ................................          12,000           6,540*
                                                                      ---------
                                                                        384,712
OIL & GAS EXTRACTION 13.17%
--------------------------------------------------------------------------------
MOL Magyar Olaj-es Gazipari Rt ................          11,000         246,785
MOL Magyar Olaj-es Gazipari Rt., GDR ..........          15,948         362,817
Primagaz Hungaria Co., Ltd. ...................          13,270         138,114
                                                                      ---------
                                                                        747,716
PHARMACEUTICALS 2.12%
--------------------------------------------------------------------------------
EGIS Pharmaceuticals, Ltd. ....................           6,542         120,139

--------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS .............                       3,774,259
--------------------------------------------------------------------------------
(cost $6,193,039)

REGENT EASTERN EUROPEAN FUND
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

                                                     PRINCIPAL
REPURCHASE AGREEMENTS 34.26%                          AMOUNT          VALUE

Joint Tri-Party Repurchase Agreements, 10/30/98, due 11/02/98, collateralized by U.S. Treasury securities held in joint tri-party repurchase accounts:

5.40%, Donaldson, Lufkin, & Jenrette
  repurchase price $1,345,282 ...................   $ 1,344,677     $ 1,344,677

5.40%, PaineWebber
  repurchase price $600,270 .....................       600,000         600,000

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS .....................                     1,944,677
--------------------------------------------------------------------------------
(cost $1,944,677)

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.75% .......................                     5,718,936
--------------------------------------------------------------------------------
(cost $8,137,716)

Other assets and liabilities, net(0.75)% ........                       (42,813)
                                                                    -----------
NET ASSETS 100% .................................                   $ 5,676,123
                                                                    -----------

ADR - American Depository Receipt
GDR - Global Depository Receipt
* Non-income producing security
See accompanying notes to portfolios of investments.

NOTES TO PORTFOLIOS OF INVESTMENTS                              OCTOBER 31, 1998

GLOBAL PORTFOLIO SECURITIES BY COUNTRY
                                                                PERCENTAGE OF
COUNTRY                                            VALUE      TOTAL INVESTMENTS
--------------------------------------------------------------------------------
GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------
United States ................................   $  681,293               41.11%
United Kingdom ...............................       61,571                3.72
Switzerland ..................................       30,871                1.86
Netherlands ..................................       17,375                1.05
Japan ........................................        7,965                0.48
Ireland ......................................        7,813                0.47
Spain ........................................        7,631                0.46
Germany ......................................        6,305                0.38
United States - Repurchase Agreements ........      836,310               50.47
--------------------------------------------------------------------------------
TOTAL INVESTMENTS ............................   $1,657,134              100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
Poland .......................................   $1,858,322               32.50%
Hungary ......................................    1,694,358               29.63
Russia .......................................      217,339                3.80
Bermuda ......................................        4,240                0.07
United States - Repurchase Agreements ........    1,944,677               34.00
--------------------------------------------------------------------------------
TOTAL INVESTMENTS ............................   $5,718,936              100.00%
--------------------------------------------------------------------------------

NOTES TO PORTFOLIOS OF INVESTMENTS OCTOBER 31, 1998

JOINT TRI-PARTY REPURCHASE AGREEMENTS (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

The terms of the repurchase agreements and the securities held as collateral in the tri-party joint repurchase agreements at October 31, 1998 were:

Donaldson, Lufkin & Jenrette repurchase agreement, 5.40%, 10/30/98, due 11/02/98 (with a market value of $86,553,924)

 $49,160,000 U.S. Treasury Bond, 6.00%, 07/31/02
 $22,978,000 U.S. Treasury Bond, 5.50%, 05/31/03
 $5,303,000 U.S. Treasury Bond, 0.00%, 08/15/19
 $4,971,000 U.S. Treasury Bond, 0.00%, 02/15/21
 $4,954,000 U.S. Treasury Bond, 0.00%, 05/15/22
 $4,174,000 U.S. Treasury Bond, 0.00%, 08/15/27
 $4,106,000 U.S. Treasury Bond, 0.00%, 05/15/23
 $2,477,000 U.S. Treasury Bond, 0.00%, 02/15/16
 $2,348,000 U.S. Treasury Bond, 0.00%, 05/15/18
 $1,397,000 U.S. Treasury Bond, 0.00%, 11/15/09
 Total principal amount: $84,855,963; Total repurchase value: $84,894,148

PaineWebber repurchase agreement, 5.40%, 10/30/98, due 11/02/98
 (with a market value of $29,635,558)

 $9,060,000 U.S. Treasury Bond, 7.87%, 02/15/21
 $6,654,000 U.S. Treasury Bond, 6.00%, 02/15/26
 $6,605,000 U.S. Treasury Bond, 7.25%, 08/15/22
 $1,145,000 U.S. Treasury Bond, 11.62%, 11/15/04
 Total principal amount: $29,050,000; Total repurchase value: $29,063,073

Morgan Stanley, Dean Witter & Co. repurchase agreement, 5.38%, 10/30/98, due
 11/02/98 (with a market value of $20,281,785)

 $19,775,000 U.S. Treasury Bond, 6.25%, 08/31/00
 Total principal amount: $20,250,000; Total repurchase value: $20,259,079

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agree-ments. Each owns an undivided interest in the accounts.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                   BONNEL GROWTH
                                                                        FUND

INVESTMENTS, AT IDENTIFIED COST ................................     $81,100,789
                                                                     -----------
ASSETS
--------------------------------------------------------------------------------
Investments, at value
  Securities ...................................................     $87,851,250
  Repurchase agreement .........................................            --

Receivables:
  Investments sold .............................................       1,685,169
  Capital shares sold ..........................................          85,847
  Dividends ....................................................          16,400
  Interest .....................................................            --
Other assets ...................................................          21,802
--------------------------------------------------------------------------------
TOTAL ASSETS ...................................................      89,660,468
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payables:
    Investments purchased ......................................          29,106
    Capital shares redeemed ....................................         256,483
    To manager and affiliates ..................................          69,924
    To custodian ...............................................       1,443,288
    Accounts payable and accrued expenses ......................         110,691
--------------------------------------------------------------------------------
TOTAL LIABILITIES ..............................................       1,909,492
--------------------------------------------------------------------------------

NET ASSETS .....................................................     $87,750,976
                                                                     ===========
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid in capital ................................................     $79,848,964
Undistributed net investment income (loss) .....................            --
Accumulated net realized gain (loss)
 on investments and foreign currencies .........................       1,151,551
Net unrealized appreciation (depreciation) of
 investments and other assets and liabilities
 denominated in foreign currencies .............................       6,750,461
                                                                     -----------
Net assets applicable to capital shares outstanding ............     $87,750,976
                                                                     ===========
     Capital shares outstanding, an unlimited number of
       no par shares authorized ................................       5,424,122
                                                                     ===========
NET ASSET VALUE, PER SHARE .....................................     $     16.18
                                                                     ===========

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 1998

                                                             MEGATRENDS             GLOBAL BLUE            REGENT EASTERN
                                                               FUND                  CHIP FUND             EUROPEAN FUND

INVESTMENTS, AT IDENTIFIED COST .....................    $      20,311,870         $    1,754,529          $    8,137,716
                                                         =================         ==============          ==============
ASSETS
-------------------------------------------------------------------------------------------------------------------------
Investments, at value
  Securities ........................................    $      19,728,113         $      820,824          $    3,774,259
  Repurchase agreement ..............................            1,049,792                836,310               1,944,677

Receivables:
  Investments sold ..................................            1,290,768                 76,295                    --
  Capital shares sold ...............................                1,178                     59                      77
  Dividends .........................................               34,610                  1,982                   3,359
  Interest ..........................................                  315                    251                     424
Other assets ........................................                6,230                 16,432                  20,459
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS ........................................           22,111,006              1,752,153               5,743,255
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased ...........................            1,297,260                137,625                    --
    Capital shares redeemed .........................               19,989                    505                   5,475
    To manager and affiliates .......................               16,897                  1,614                   4,789
    To custodian ....................................                 --                      965                   6,691
    Accounts payable and accrued expenses ...........               37,327                 38,281                  50,177
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES ...................................            1,371,473                178,990                  67,132
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS ..........................................    $      20,739,533         $    1,573,163          $    5,676,123
                                                         =================         ==============          ==============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in capital .....................................    $      17,008,163         $    2,818,047          $    8,469,753
Undistributed net investment income (loss) ..........                 --                    1,499                    --
Accumulated net realized gain (loss)
 on investments and foreign currencies ..............            3,265,334             (1,149,990)               (374,861)
Net unrealized appreciation (depreciation) of
 investments and other assets and liabilities
 denominated in foreign currencies ..................              466,036                (96,393)             (2,418,769)
                                                         -----------------         --------------          --------------
Net assets applicable to capital shares outstanding .    $      20,739,533         $    1,573,163          $    5,676,123
     Capital shares outstanding, an unlimited number of  =================         ==============          ==============
       no par shares authorized .....................            1,827,918                259,293                 707,854
                                                         =================         ==============          ==============
NET ASSET VALUE, PER SHARE ..........................    $           11.35         $         6.07          $         8.02
                                                         =================         ==============          ==============

STATEMENTS OF OPERATIONS

                                                                 BONNEL GROWTH
                                                                     FUND
NET INVESTMENT INCOME
INCOME:
--------------------------------------------------------------------------------
  Dividends                                                            $440,631
  Foreign taxes withheld on dividends                                      --
                                                                      ---------
    Net dividends                                                       440,631
  Interest and other                                                    215,398
                                                                      ---------
     TOTAL INCOME                                                       656,029

EXPENSES:
--------------------------------------------------------------------------------
  Management fee                                                      1,017,148
  Transfer agent fees and expenses                                      222,546
  Accounting service fees and expenses                                   61,827
  Legal and professional fees                                           160,256
  Distribution plan expenses                                            254,288
  Custodian fees                                                         33,897
  Shareholder reporting                                                  34,261
  Registration fees                                                      45,071
  Trustee's fees and expenses                                            13,901
  Miscellaneous                                                          34,463
                                                                    -----------
  Total expenses before reductions                                    1,877,658
  Short-term trading fee                                                 (2,338)
  Expenses offset                                                        (4,392)
  Expenses reimbursed                                                      --
                                                                    -----------
     NET EXPENSES                                                     1,870,928

--------------------------------------------------------------------------------
Net Investment Income (Loss)                                         (1,214,899)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

  Realized gain (loss) from:
    Securities                                                        2,500,611
    Foreign currency transactions                                          --
                                                                    -----------
    Net realized gain (loss)                                          2,500,611
                                                                    -----------
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                         557,231
    Other assets and liabilities denominated
    in foreign currencies                                                  --
                                                                    -----------
  Net unrealized appreciation (depreciation)                            557,231
                                                                    ------------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                      3,057,842
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $ 1,842,943
                                                                    ===========

See accompanying notes to financial statements.

                                             FOR THE YEAR ENDED OCTOBER 31, 1998

                                                             MEGATRENDS                    GLOBAL BLUE          REGENT EASTERN
                                                                FUND                        CHIP FUND            EUROPEAN FUND
NET INVESTMENT INCOME
INCOME:
------------------------------------------------------------------------------------------------------------------------------
  Dividends                                                $      324,015                $       42,954         $       55,015
  Foreign taxes withheld on dividends                                (723)                       (2,838)                (6,351)
                                                           --------------                --------------         --------------
    Net dividends                                                 323,292                        40,116                 48,664
  Interest and other                                              140,824                        54,458                123,715
                                                           --------------                --------------         --------------
     TOTAL INCOME                                                 464,116                        94,574                172,379

EXPENSES:
------------------------------------------------------------------------------------------------------------------------------
  Management fee                                                  240,829                        34,337                100,560
  Transfer agent fees and expenses                                 54,419                        14,890                 37,717
  Accounting service fees and expenses                             42,004                        43,737                 53,754
  Legal and professional fees                                      35,978                        53,512                 65,226
  Distribution plan expenses                                       60,206                         6,870                 20,112
  Custodian fees                                                   14,351                        44,922                 56,648
  Shareholder reporting                                            12,656                         7,133                  6,555
  Registration fees                                                16,698                        18,527                 23,364
  Trustee's fees and expenses                                       9,184                         7,039                  8,208
  Miscellaneous                                                    10,844                        10,668                 27,439
                                                           --------------                 -------------          -------------
  Total expenses before reductions                                497,169                       241,635                399,583
  Short-term trading fee                                             --                            --                   (4,811)
  Expenses offset                                                     (12)                         (449)                (2,645)
  Expenses reimbursed                                                --                         (35,354)               (30,985)
                                                           --------------                 -------------          -------------
     NET EXPENSES                                                 497,157                       205,832                361,142

------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      (33,041)                     (111,258)              (188,763)
------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

  Realized gain (loss) from:
    Securities                                                  3,311,828                    (1,143,636)              (370,870)
    Foreign currency transactions                                    --                         (23,011)               (17,440)
                                                           --------------                 -------------          -------------
    Net realized gain (loss)                                    3,311,828                    (1,166,647)              (388,310)
                                                           --------------                 -------------          -------------
  Net change in unrealized appreciation (depreciation) of:     (4,265,251)                      244,427             (1,935,107)
    Investments                                                      --                           1,011                 (7,811)
    Other assets and liabilities denominated               --------------                 -------------          -------------
    in foreign currencies                                      (4,265,251)                      245,438             (1,942,918)
                                                           --------------                 -------------          -------------
  Net unrealized appreciation (depreciation)

------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                          (953,423)                     (921,209)            (2,331,228)
  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                $     (986,464)               $   (1,032,467)        $   (2,519,991)
                                                           ==============                ==============         ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                              BONNEL GROWTH FUND
                                             -----------------------------------------------------
                                                 YEAR ENDED      MONTH ENDED        YEAR ENDED
                                             OCTOBER 31, 1998  OCTOBER 31, 1997 SEPTEMBER 30, 1997
INCREASE (DECREASE)
IN NET ASSETS
FROM INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------
   Net investment income (loss) .............   $  (1,214,899)   $    (136,075)   $  (1,149,779)
   Net realized gain (loss) .................       2,500,611        5,716,293       17,376,123
   Net unrealized appreciation (depreciation)         557,231      (17,312,394)       8,711,402
                                                -------------    -------------    -------------
      NET INCREASE (DECREASE) IN NET ASSETS
        FROM INVESTMENT OPERATIONS ..........       1,842,943      (11,732,176)      24,937,746

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------
   From net investment income ...............            --               --               --
   In excess of net investment income .......            --               --           (896,933)
   From net capital gains ...................     (19,869,076)            --               --
                                                -------------    -------------    -------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...     (19,869,076)            --           (896,933)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------
   Proceeds from shares sold ................      41,181,987        5,595,992       66,851,063
   Distributions reinvested .................      19,029,963             --            863,247
   Paid-in capital portion of
     short-term trading fee .................          35,700            4,962           40,392
                                                -------------    -------------    -------------
                                                   60,247,650        5,600,954       67,754,702
   Cost of shares redeemed ..................     (59,113,926)      (7,116,832)     (64,599,629)
                                                -------------    -------------    -------------
      NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS .....       1,133,724       (1,515,878)       3,155,073

-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS .......     (16,892,409)     (13,248,054)      27,195,886
-----------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period .........................     104,643,385      117,891,439       90,695,553

-----------------------------------------------------------------------------------------------
END OF PERIOD ...............................   $  87,750,976    $ 104,643,385    $ 117,891,439
-----------------------------------------------------------------------------------------------

Undistributed net investment
  income, end of period .....................   $        --      $        --      $        --
                                                =============    =============    =============
CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
   Shares sold ..............................       2,421,759          265,753        3,724,404
   Shares reinvested ........................       1,148,488             --             49,413
   Shares redeemed ..........................      (3,462,041)        (342,582)      (3,668,729)
                                                -------------    -------------    -------------
      NET SHARE ACTIVITY ....................         108,206          (76,829)         105,088
                                                =============    =============    =============





                                                                              MEGATRENDS FUND
INCREASE (DECREASE)                                     --------------------------------------------------------
IN NET ASSETS                                              YEAR ENDED        FOUR MONTHS ENDED       YEAR ENDED
FROM INVESTMENT OPERATIONS:                             OCTOBER 31, 1998     OCTOBER 31, 1997      JUNE 30, 1997
----------------------------------------------------------------------------------------------------------------
   Net investment income (loss) .............             $    (33,041)        $     20,134         $     21,854
   Net realized gain (loss) .................                3,311,828              967,675            3,046,765
   Net unrealized appreciation (depreciation)               (4,265,251)            (130,945)           1,777,070
                                                          ------------         ------------         ------------
      NET INCREASE (DECREASE) IN NET ASSETS
        FROM INVESTMENT OPERATIONS ..........                 (986,464)             856,864            4,845,689

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------
   From net investment income ...............                     --                   --                (21,909)
   In excess of net investment income .......                  (19,609)                --               (426,654)
   From net capital gains ...................               (3,583,127)                --                   --
                                                          ------------         ------------         ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...
                                                            (3,602,736)                --               (448,563)
FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------
   Proceeds from shares sold ................                2,367,612            1,385,991            1,955,228
   Distributions reinvested .................                3,496,527                 --                437,124
   Paid-in capital portion of                                    2,685                1,730                2,420
     short-term trading fee .................             ------------         ------------         ------------
                                                             5,866,824            1,387,721            2,394,772

   Cost of shares redeemed ..................               (6,030,092)          (2,362,695)          (9,127,072)
                                                          ------------         ------------         ------------
      NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS .....                 (163,268)            (974,974)          (6,732,300)

----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS .......               (4,752,468)            (118,110)          (2,335,174)
----------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period .........................               25,492,001           25,610,111           27,945,285

----------------------------------------------------------------------------------------------------------------
END OF PERIOD ...............................             $ 20,739,533         $ 25,492,001         $ 25,610,111
----------------------------------------------------------------------------------------------------------------

Undistributed net investment
  income, end of period .....................             $       --           $     20,079         ($        55)
                                                          ============         ============         ============
CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------
   Shares sold ..............................                  188,788               96,569              157,711
   Shares reinvested ........................                  294,817                 --                 36,380
   Shares redeemed ..........................                 (489,698)            (166,350)            (769,632)
                                                          ------------         ------------         ------------
      NET SHARE ACTIVITY ....................                   (6,093)             (69,781)            (575,541)
                                                          ============         ============         ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                    GLOBAL BLUE CHIP FUND
                                               ----------------------------
                                               YEAR ENDED       FEBRUARY 20, 1997 TO
                                              OCTOBER 31, 1998     OCTOBER 31, 1997
INCREASE (DECREASE)
IN NET ASSETS
FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------
   Net investment income (loss) .............   $  (111,258)         $    31,527
   Net realized gain (loss) .................    (1,166,647)               2,851
   Net unrealized appreciation (depreciation)       245,438             (341,831)
                                                -----------          -----------
      Net increase (decrease) in net assets
        from investment operations ..........    (1,032,467)            (307,453)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------
   From net investment income ...............          --                   --
   In excess of net investment income .......       (50,314)                --
   From net capital gains ...................          --                   --
   In excess of net capital gains ...........          --                   --
                                                -----------          -----------

      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...       (50,314)                --

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------
   Proceeds from shares sold ................       785,849            4,505,667
   Distributions reinvested .................        48,478                 --
   Paid-in capital portion of
     short-term trading fee .................         1,216                  218
                                                -----------          -----------
                                                    835,543            4,505,885
   Cost of shares redeemed ..................    (1,605,513)            (772,518)
                                                -----------          -----------

      NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS .....      (769,970)           3,733,367

-------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS .......   $(1,852,751)         $ 3,425,914
-------------------------------------------------------------------------------------

NET ASSETS
Beginning of period .........................     3,425,914                 --

-------------------------------------------------------------------------------------
END OF PERIOD ...............................   $ 1,573,163          $ 3,425,914
-------------------------------------------------------------------------------------

Undistributed net investment
  income, end of period .....................   $     1,499          $    34,585
                                                ===========          ===========
CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------
   Shares sold ..............................       100,488              463,365
   Shares reinvested ........................         5,941                 --
   Shares redeemed ..........................      (229,537)             (80,964)
                                                -----------          -----------
     NET SHARE ACTIVITY .....................      (123,108)             382,401
                                                ===========          ===========

                                                    REGENT EASTERN EUROPEAN FUND
                                             ------------------------------------------
INCREASE (DECREASE)                             YEAR ENDED            MARCH 31, 1997 TO
IN NET ASSETS                                OCTOBER 31, 1998         OCTOBER 31, 1997
FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------
   Net investment income (loss) .............  $   (188,763)            $    (11,759)
   Net realized gain (loss) .................      (388,310)                  49,079
   Net unrealized appreciation (depreciation)    (1,942,918)                (475,851)
                                               ------------             ------------
      Net increase (decrease) in net assets
        from investment operations ..........    (2,519,991)                (438,531)

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------
   From net investment income ...............          --                       --
   In excess of net investment income .......        (6,642)                    --
   From net capital gains ...................          --                       --
   In excess of net capital gains ...........       (40,682)                    --
                                               ------------             ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...       (47,324)                    --

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------
   Proceeds from shares sold ................     4,605,933               10,634,504
   Distributions reinvested .................        36,357                     --
   Paid-in capital portion of
     short-term trading fee .................        37,949                   27,428
                                               ------------             ------------
                                                  4,680,239               10,661,932
   Cost of shares redeemed ..................    (5,215,039)              (1,445,163)
                                               ------------             ------------

      NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS .....      (534,800)               9,216,769

---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS .......    (3,102,115)               8,778,238
---------------------------------------------------------------------------------------

NET ASSETS
Beginning of period .........................     8,778,238                     --

---------------------------------------------------------------------------------------
END OF PERIOD ...............................  $  5,676,123             $  8,778,238
---------------------------------------------------------------------------------------

Undistributed net investment
  income, end of period .....................  $       --               ($     2,983)
                                               ============             ============
CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------
   Shares sold ..............................       443,625                  906,179
   Shares reinvested ........................         3,252                     --
   Shares redeemed ..........................      (523,317)                (121,885)
                                               ------------             ------------
     NET SHARE ACTIVITY .....................       (76,440)                 784,294
                                               ============             ============

NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 1998

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

U.S. Global Accolade Funds (Trust), consisting of four separate funds (Funds), is organized as a Massachusetts business trust. Each fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

During 1997, Bonnel Growth Fund and MegaTrends Fund changed their fiscal year ends from September 30 and June 30, respectively, to October 31. These changes resulted in a reporting period of one month for Bonnel Growth Fund and four months for MegaTrends Fund, both ended October 31, 1997. Global Blue Chip Fund, formerly named Adrian Day Global Opportunity Fund through September 30, 1998, commenced operations on February 20, 1997, and Regent Eastern European Fund commenced operations on March 31, 1997.

Effective November 18, 1996, MegaTrends Fund was reorganized as a fund of the Trust. The reorga-nization was a tax-free exchange, where shareholders received one share of MegaTrends Fund for each share of The Leeb Personal Finance Fund, the predecessor fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATIONS

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at their fair value as deter-mined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The trustees valued the restricted security in Global Blue Chip Fund on October 31, 1998 at $0 representing 0% of net assets. This security was acquired on July 2, 1997 at $1.84 per share when the unrestricted security price was $2.99 per share. The issuer bears the cost of registration, if any, involved in the disposition of the security.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date. Realized gains and losses from security transac-tions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Investment income is recorded net of foreign taxes withheld where recov-ery of such taxes is uncertain.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The Funds use joint tri-party repurchase agreement accounts with other Funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating Fund owns an undivided interest in the account.

D. FOREIGN CURRENCY TRANSACTIONS

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are main-tained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denomi-nated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respec-tive dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated secu-rities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

E. OPTIONS

Some Funds may write or purchase options on securities to manage their exposure to stock or commodi-ty markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. For the year ended October 31, 1998, transactions in options were as follows:

                                  Bonnel Growth Fund    Global Blue Chip Fund
                                ---------------------------------------------
                                Number of   Premiums    Number of    Premiums
                                Contracts     Paid      Contracts    Received

Options outstanding at
  November 1, 1997 .............    --      $   --      $   --
Options written ................    --          --           223      22,189
Options purchased ..............      10      52,124        --          --
Options terminated in
  closing purchase transactions     --          --           (42)     (6,592)
Options sold ...................     (10)    (52,124)       --          --
Options expired ................    --          --          (181)    (15,597)
                                   -----    --------    --------     -------
Options outstanding at
  October 31, 1998 .............    --          --          --          --

F. INCOME TAXES

The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations in the foreign markets.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are deter-mined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.
The Funds make distributions at least annually.

H. EXPENSES

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the Funds are applied as a reduction of expenses to the extent of such related costs; any excess of short-term trading fees is then credited as paid-in capital. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

I. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (Manager), under an investment advisory agreement with the Trust in effect through March 8, 1999, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Manager also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Manager.

For each fund, the Manager has contracted with and compensates Sub-Advisers to serve in the execution of the Manager's investment responsibilities as follows:

         Bonnel Growth Fund                Bonnel, Inc.
         MegaTrends Fund                   Money Growth Institute, Inc.
         Global Blue Chip Fund             Global Strategic Management, Inc. *
         Regent Eastern European Fund      Regent Fund Management, Ltd.

* Effective October 1, 1998 this sub-advisory agreement was terminated and the Manager assumed invest-ment responsibilities.

For the services of the Manager, each fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Global Blue Chip Fund and Regent Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

For the period November 1, 1997 to January 31, 1998, the Manager agreed to limit the annual expenses of Global Blue Chip Fund and Regent Eastern European Fund to 2.50% and 3.25% of their respective average net assets.

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Manager, is transfer agent for the Funds. Each Fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Additionally, the Manager is reimbursed at cost for in-house legal services pertaining to each Fund. Effective November 1, 1997, the Funds changed to Brown Brothers Harriman & Co. as the new custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds.

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to .25% of its average net assets to be used for, or to reimburse the Manager for, expenditures in connection with sales and promotional services related to the distribution of each Fund's shares. Aportion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services.

Brimberg & Co., L.P., a broker/dealer affiliate of Money Growth Institute, Inc., received $4,910, representing 15% of commissions paid by MegaTrends on purchases and sales of securities during the year ended October 31, 1998.

During the year ended October 31, 1998, A& B Mailers, Inc., a wholly-owned subsidiary of the Manager, was paid $9,748 for mailing services provided to the Funds.

The three independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 per each quarterly meeting attended. The fees are allocated among the four funds.

NOTE 3: INVESTMENTS

Purchases and sales of long-term securities for the year ended October 31, 1998 are summarized as follows:

            FUND                              PURCHASES              SALES
-----------------------------------------------------------------------------
Bonnel Growth ........................      $185,978,471         $205,580,752
MegaTrends ...........................        11,003,198           12,791,178
Global Blue Chip .....................         2,717,501            2,877,744
Regent Eastern European ..............         5,585,804            5,948,870

The following table presents the income tax basis of securities owned on October 31, 1998, and the tax basis components of net unrealized appreciation or depreciation:

                                         GROSS        GROSS     NET UNREALIZED
                          AGGREGATE    UNREALIZED   UNREALIZED   APPRECIATION
       FUND                 COST      APPRECIATION DEPRECIATION (DEPRECIATION)
------------------------------------------------------------------------------
Bonnel Growth .........  $83,084,933  $ 2,101,447  $ 6,867,764   $(4,766,317)
MegaTrends ............   20,311,870    3,210,431    2,744,395       466,036
Global Blue Chip ......    1,754,529       30,935      128,331       (97,396)
Regent Eastern European    8,137,716      241,065    2,659,845    (2,418,780)

At October 31, 1998, Regent Eastern European Fund and Global Blue Chip Fund had capital loss carry-overs of $374,861 and $1,149,990, respectively, each with an expiration date of October 31, 2006.

Regent Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include disrup-tive political or economic conditions and the possible imposition of adverse governmental laws or cur-rency exchange restrictions.

NOTE 4: REVOLVING DEMAND NOTES

On November 6, 1997, each of the Funds entered into revolving demand notes with Brown Brothers Harriman & Co. as denoted below subject to the borrowing limits as set forth in the Funds' registration statement. These notes are collateralized by any or all of the securities held by Brown Brothers Harriman & Co. as the Funds' custodian. Borrowings under these notes will be charged interest at the current overnight Federal Funds Rate plus 1.75%. Each fund has $5,000,000 available under the revolv-ing demand notes. There were no borrowings under the revolving demand notes outstanding on October 31, 1998.

NOTE 5: SHARES OF BENEFICIAL INTEREST

At October 31, 1998, individual shareholders holding 5% or more of outstanding shares comprised 8.86% of Global Blue Chip Fund and 5.65% of Regent Eastern European Fund held by an affiliate of its Sub-Adviser.

FINANCIAL HIGHLIGHTS

BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                  YEAR ENDED   PERIOD ENDED        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------
                                OCT. 31, 1998  OCT. 31, 1997*   1997          1996        1995**
NET ASSET VALUE,
BEGINNING OF PERIOD ............   $  19.68    $   21.86     $   17.15     $   14.81    $   10.02
-------------------------------------------------------------------------------------------------
Investment Activities
   Net investment income (loss)        (.23)        (.03)         (.21)         (.14)        (.07)
   Net realized and
   unrealized gain (loss) ......        .44        (2.15)         5.09          3.13         4.91
                                   --------    ---------     ---------     ---------    ---------
   Total from investment
   activities ..................        .21        (2.18)         4.88          2.99         4.84
Distributions
   From net
   investment income ...........       --           --            --            --           (.05)
   From net realized gains .....      (3.71)        --            (.17)         --           --
   In excess of net
   realized gains ..............       --           --            --            (.65)        --
                                   --------    ---------     ---------     ---------    ---------
   Total distributions .........      (3.71)        --            (.17)         (.65)        (.05)

-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF PERIOD ..................   $  16.18    $   19.68     $   21.86     $   17.15    $   14.81
-------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees)(a) ....        .80%       (9.97)%       28.67%        21.27%       48.74%
Ratios to Average Net Assets(b):
   Net investment income (loss)       (1.19)%      (1.43)%       (1.18)%       (1.32)%      (1.46)%
   Expenses ....................       1.85%        1.72%         1.77%         1.83%        2.50%
   Expenses after
   voluntary reimbursements ....       1.84%        1.72%         1.77%         1.83%        2.48%
Portfolio turnover rate ........        190%          52%          239%          212%         145%

Net assets, end of period
(in thousands) .................   $ 87,751    $ 104,643     $ 117,891     $  90,696    $  24,673


*   For the month ended October 31, 1997.
**  From October 17, 1994, commencement of operations.

(a) Total returns for periods less than one year are not annualized.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

FINANCIAL HIGHLIGHTS

MEGATRENDS FUND
FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                   YEAR ENDED    PERIOD ENDED                   YEAR ENDED JUNE 30,
                                                                -------------------------------------------------------
                                 OCT. 31, 1998  OCT. 31, 1997*      1997**         1996           1995          1994
NET ASSET VALUE,
BEGINNING OF PERIOD ............   $    13.90     $    13.45    $    11.27     $    11.17     $    10.29     $    10.84
-----------------------------------------------------------------------------------------------------------------------

Investment Activities
   Net investment income (loss)          (.02)           .01           .01            .17            .28            .19
   Net realized and
   unrealized gain (loss) ......         (.51)           .44          2.39           1.72            .95           (.35)
                                   ----------     ----------    ----------     ----------     ----------     ----------
   Total from investment
   activities ..................         (.53)           .45          2.40           1.89           1.23           (.16)
Distributions
   From net
   investment income ...........         --             --            (.01)          (.17)          (.28)          (.19)
   In excess of net
   investment income ...........         (.01)          --            --             --             --             --
   From net realized gains .....        (2.01)          --            (.21)         (1.61)          --             (.20)
   In excess of net
   realized gains ..............         --             --            --             (.01)          (.07)          --
                                   ----------     ----------    ----------     ----------     ----------     ----------
   Total distributions .........        (2.02)          --            (.22)         (1.79)          (.35)          (.39)

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF PERIOD ..................   $    11.35     $    13.90    $    13.45     $    11.27     $    11.17     $    10.29
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees)(a) ....        (4.43)%         3.34%        20.72%         17.10%         12.20%         (1.50)%
Ratios to Average Net Assets b):
   Net investment income (loss)          (.14)%          .23%          .09%          1.30%          2.36%          1.65%
   Expenses ....................         2.06%          1.76%         1.97%          2.10%          1.98%          1.81%
   Expenses after
   voluntary reimbursements ....         2.06%          1.76%         1.88%          1.50%          1.50%          1.50%
Portfolio turnover rate ........           51%            13%           62%           115%           163%           143%

Net assets, end of period
(in thousands) .................   $   20,740     $   25,492    $   25,610     $   27,945     $   32,976     $   45,523

*   For the four months ended October 31, 1997.

**  Effective November 18, 1996, the Fund changed to a new investment manager.

(a) Total returns for periods less than one year are not annualized.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

FINANCIAL HIGHLIGHTS

GLOBAL BLUE CHIP FUND
FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                           YEAR ENDED        YEAR ENDED
                                        OCTOBER 31, 1998  OCTOBER 31, 1997*
NET ASSET VALUE,
BEGINNING OF YEAR ......................   $    8.96         $   10.00
----------------------------------------------------------------------------
Investment Activities
   Net investment income (loss) ........        (.48)              .08
   Net realized and
   unrealized gain (loss) ..............       (2.27)            (1.12)
                                           ---------         ---------
   Total from investment
   activities ..........................       (2.75)            (1.04)
Distributions
   From net
   investment income ...................        --                --
   In excess of net
   investment income ...................        (.14)             --
   From net realized gains .............        --                --
                                           ---------         ---------
   Total distributions .................        (.14)             --

----------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR ............................   $    6.07         $    8.96
----------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees)(a) ............      (31.12)%          (10.40)%
Ratios to Average Net Assets(b):
   Net investment income (loss) ........       (4.02)%            1.71%
   Expenses ............................        8.74%             5.63%
   Expenses after voluntary
   reimbursements ......................        7.45%             2.50%
Portfolio turnover rate ................         158%               13%

Net assets, end of year
(in thousands) .........................   $   1,573         $   3,426

*   From February 20, 1997, commencement of operations.

(a) Total returns for periods less than one year are not annualized.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

FINANCIAL HIGHLIGHTS

REGENT EASTERN EUROPEAN FUND
FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                        YEAR ENDED         YEAR ENDED
                                      OCTOBER 31, 1998  OCTOBER 31, 1997*

NET ASSET VALUE,
BEGINNING OF YEAR .....................  $   11.19         $   10.00
----------------------------------------------------------------------------

Investment Activities
   Net investment income (loss) .......       (.27)             (.01)
   Net realized and
   unrealized gain (loss) .............      (2.84)             1.20
                                         ---------         ---------
   Total from investment
   activities .........................      (3.11)             1.19
Distributions
   From net
   investment income ..................       --                --
   In excess of net
   investment income ..................       (.01)             --
   From net realized gains ............       --                --
   In excess of net
   realized gains .....................       (.05)             --
                                         ---------         ---------
   Total distributions ................       (.06)             --

----------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR ...........................  $    8.02         $   11.19
----------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees)(a) ...........     (27.96)%           11.90%
Ratios to Average Net Assets(b):
   Net investment income (loss) .......      (2.38)%            (.49)%
   Expenses ...........................       5.03%             4.98%
   Expenses after voluntary
   reimbursements .....................       4.55%             3.25%
Portfolio turnover rate ...............         97%               11%

Net assets, end of year
(in thousands) ........................  $   5,676         $   8,778

*   From March 31, 1997, commencement of operations.

(a) Total returns for periods less than one year are not annualized.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF U.S. GLOBAL
ACCOLADE FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting U.S. Global Accolade Funds (the "Funds") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The MegaTrends financial statements for the year ended June 30, 1996, including the financial highlights for each of the three years in the period then ended, were examined by other independent accountants whose report dated July 19, 1996 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 1998

ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

The percentage of ordinary income dividends paid by the Funds during the year ended October 31, 1998, which qualify for the Dividends Received Deduction available to corporate shareholders was:

              Bonnel Growth              100.00%
              MegaTrends                 41.01%

The Funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

              Bonnel Growth              $2,844,315
              MegaTrends                  2,638,243

In January 1999, the Funds will report on Form 1099 the tax status of all distributions made during the calendar year 1998. Shareholders should use the information on Form 1099 for their income tax returns.NotesNotes

NOTES


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

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

[BACK COVER]


U.S. Global Investors

1-800-US-FUNDS  (1-800-873-8637)

P.O. Box 781234  San Antonio, TX  78278-1234

E-Mail: shsvc@us-global.com        Internet: www.us-global.com